UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:    BlackRock Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series P Portfolio

Series S Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2014

Date of reporting period: 03/31/2014

Item 1 – Report to Stockholders

MARCH 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Allocation Target Shares

„   Series C Portfolio

„   Series M Portfolio

„   Series P Portfolio

„   Series S Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in Feb-ruary as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2014, the Fund outperformed its benchmark, the Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s outperformance relative to the benchmark index was driven by security selection within industrials and financials. Maintaining an underweight to emerging market securities proved advantageous as well. An allocation to high yield contributed positively to results, as did the Fund’s duration (management of interest rate sensitivity) and yield curve positioning. As the investment advisor tactically changed duration positioning over the period, the Fund benefited from a short duration bias relative to the benchmark in the second quarter of 2013 and in December of 2013.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk. The Fund may also use credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. During the period, the use of derivatives had a positive impact on Fund returns.

•	Conversely, an overweight to the utility sector was a modest detractor from performance as this group lagged over the period.

Describe recent portfolio activity.

•

The Fund maintained an overweight exposure to financials throughout most of the 12-month period given attractive valuations and renewed capital requirements that the investment advisor viewed as beneficial for debt-holders. In industrials, the Fund continued to favor the communications sub-sector, while remaining cautious of industries where re-leveraging risk has been increasing. Within utilities, the Fund maintained a preference for the natural gas pipeline and electric industries given the dependable nature of their cash flows. In the non-corporate space, the Fund remained underweight emerging markets, given the challenges to global growth and China in particular. Throughout the period, the Fund continued to favor bonds on the short end of the yield curve as well as on the very long end of the curve; however, the Fund began to add exposure to the intermediate part of the curve toward the end of the period. From a quality standpoint, the Fund held tactical allocations to lower-rated investment grade bonds and crossover names (bonds that have the potential to be upgraded to investment grade), while also holding high-quality U.S. Treasury securities.

Describe portfolio positioning at period end.

•

As of period end, the Fund was overweight relative to the Barclays U.S. Credit Index in the financials and utilities sectors, and underweight in industrials. The Fund’s weightings in emerging market debt and municipal bonds were essentially in line with that of the index. The Fund also held non-benchmark allocations to high yield credit and U.S. Treasury securities. The Fund ended the period with duration that was neutral relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	85%
Capital Trusts	4
Taxable Municipal Bonds	3
Foreign Agency Obligations	3
Foreign Government Obligations	3
U.S. Treasury Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	3%
AA/Aa	11
A	38
BBB/Baa	47
BB/Ba	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obli- gations, which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supra- national organizations, which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]	An unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[3]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series C Portfolio	4.75%	2.55%	9.42%	5.92%
Barclays U.S. Credit Index	3.86	1.02	8.90	5.41

[4]	See “About Fund Performance” on page 12 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]
Series C Portfolio	$1,000.00	$1,047.50	$0.10	$0.00	$1,000.00	$1,024.83	$0.10	$1,024.93	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	5

Fund Summary as of March 31, 2014	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2014, the Fund outperformed its benchmark, the Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The largest contributor to performance was the Fund’s non-benchmark exposure to commercial mortgage-backed securities (“CMBS”), which were buoyed by continued investor demand for yield. Duration management (sensitivity to interest rate movements) and yield curve positioning also had a positive impact on returns. Within asset-backed securities (“ABS”), the Fund’s exposure to private student loans added to performance.

•

The Fund held derivatives during the period as part of its investment strategy. Derivatives are used by the Fund primarily as a means to manage interest rate risk and yield curve positioning. During the period, the use of derivatives had a positive impact on performance.

•	Detracting from relative returns was security selection within 30-year agency mortgage-backed securities (“MBS”).

Describe recent portfolio activity.

•	During the 12-month period, the Fund traded exposure across agency MBS coupons in consideration of prepayment risk. In the beginning of the period, this generally meant tactical trading within middle coupons while avoiding higher coupons given the anticipated impact of the Home Affordable Refinance Program 2.0. However, in the middle of the period, the Fund moved to an overweight in high coupon issues as prepayment risk was reduced due to rising long-term interest rates in the second quarter of 2013. In the final months of the period, as the U.S. Federal Reserve continued to gradually reduce its purchasing activity in the mortgage market and expectations for economic data continued to be positive, the Fund actively managed duration and scaled back on exposure to agency MBS, ending the period underweight duration.

•	Throughout the period, the Fund increased exposure to CMBS as the sector exhibited a strong income profile and fair valuations.

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

Relative to the Barclays MBS Index, the Fund was overweight in middle-coupon agency MBS and underweight in select low and high coupons. The Fund was positioned for higher interest rates generally, predicated on expectations that U.S. economic data will continue to improve from the lackluster start to 2014. The Fund also continued to maintain non-benchmark exposure to higher-quality CMBS issues that exhibit attractive liquidity and high carry (income) characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	89%
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	2
U.S. Treasury Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	97%
AA/Aa	3

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset- backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

[3]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series M Portfolio	1.63%	0.52%	7.36%	4.91%
Barclays MBS Index	1.16	0.20	3.57	4.67

[4]	See “About Fund Performance” on page 12 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,016.30	$0.05	$1,000.00	$1,024.88	$0.05	0.01%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	7

Fund Summary as of March 31, 2014	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2014, the Fund outperformed its benchmark, the Barclays U.S. Treasury 7-10 Year Bond Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s allocation to BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”) contributed positively to performance for the period. Series S Portfolio generated positive returns driven by non-benchmark exposures to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). Series S Portfolio’s corporate credit allocation, where results were driven by positioning within industrials and financials, also had a positive impact. Detracting from performance in Series S Portfolio was a non-benchmark exposure to agency mortgage-backed securities (“MBS”).

•

As part of its strategy, the Fund engages in the selling of U.S. Treasury futures and uses interest rate swaps to achieve negative duration (i.e., the inverse effect of the benchmark index duration). Cash is received and held by the Fund as collateral for these transactions. During the period, the use of derivatives had a negative impact on Fund returns. The use and costs of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of Series S Portfolio, a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a stand-alone strategy.

Describe recent portfolio activity.

•

During the 12-month period, the Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives.

•

Series S Portfolio decreased exposure to CMBS while increasing exposure to ABS, specifically adding to sub-prime auto loans and credit cards. Series S Portfolio also increased the allocation to agency MBS, particularly in 30-year pass-through securities. In corporate credit, Series S Portfolio slightly increased exposure to high yield, while reducing exposure to investment grade credit in the context of relatively unattractive valuations, embedded duration risk and potential leveraged buyout event risks.

Describe portfolio positioning at period end.

•

At period end, the Fund held positions in U.S. Treasury futures and interest rate swaps, Series S Portfolio and the Bank of New York Cash Reserve Money Market Fund. Through its investment in Series S Portfolio, the Fund held exposures to investment grade credit, high yield credit, agency MBS, CMBS, ABS and government sectors, including U.S. Treasuries and U.S. agency debentures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets

Fixed Income Funds	24%
Other Assets Less Liabilities[1]	76

[1]	Includes derivative instruments and cash held for such derivative instruments.

Portfolio Holdings	Percent of Affiliated Investment Companies

BlackRock Allocation Target Shares: Series S Portfolio	100%

8	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Series P Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.

[2]

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non- convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

[3]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	Since Inception[5]
Series P Portfolio	(0.20)%	2.81%	2.33%
Barclays U.S. Treasury 7-10 Year Bond Index	0.65	(3.56)	(2.86)

[4]	See “About Fund Performance” on page 12 for a detailed description of performance related information.

[5]	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$998.00	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	9

Fund Summary as of March 31, 2014	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2014, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•

Contributing positively to performance were the Fund’s non-benchmark exposures to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). The Fund’s corporate credit allocation, where results were driven by positioning within industrials and financials, also had a positive impact.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk (sensitivity to interest rate movements). The Fund may also use credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had a positive impact on Fund returns.

•	Conversely, the Fund’s non-benchmark exposure to agency mortgage-backed securities (“MBS”) detracted from relative performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, in the securitized asset sectors, the Fund decreased exposure to CMBS while increasing exposure to ABS. Within ABS, the Fund added to sub-prime auto loans and credit cards. The Fund also increased the allocation to agency MBS, particularly in 30-year pass-through securities. In corporate credit, the Fund slightly increased exposure to high yield, while reducing exposure to investment grade credit in the context of relatively unattractive valuations, embedded duration risk and potential leveraged buyout event risks.

Describe portfolio positioning at period end.

•

At period end, the Fund held non-benchmark allocations in investment grade credit, high yield credit, agency MBS, CMBS, ABS and U.S. agency debentures. Relative to the BofA Merrill Lynch 1-3 Year Treasury Index, the Fund was underweight in U.S. Treasuries and maintained a longer duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	36%
Non-Agency Mortgage-Backed Securities	21
U.S. Treasury Obligations	17
Asset-Backed Securities	13
U.S. Government Sponsored Agency Securities	11
Foreign Agency Obligations	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	52%
AA/Aa	5
A	17
BBB/Baa	25
BB/Ba	1

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-U.S. governments and supra-national organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, asset-backed securities, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]	An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

[3]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
	6 Months Total Returns	1 Year	5 Years	Since Inception[5]
Series S Portfolio	1.56%	1.66%	4.51%	4.24%
BofA Merrill Lynch 1-3 Year Treasury Index	0.20	0.38	1.10	2.62

[4]	See “About Fund Performance” on page 12 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]
Series S Portfolio	$1,000.00	$1,015.60	$0.20	$0.00	$1,000.00	$1,024.73	$0.20	$1,024.93	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.04%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	11

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve will have a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	13

Schedule of Investments March 31, 2014	Series C Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value
Banks — 0.0%
Wachovia Capital Trust III, 5.57% (a)(b)	$225	$216,281
Capital Markets — 0.3%
State Street Capital Trust IV, 1.23%, 6/01/77 (a)	1,075	881,500
Diversified Financial Services — 1.4%
General Electric Capital Corp., 5.25%, (a)(b)	900	875,430
JPMorgan Chase & Co.:
6.00% (a)(b)	1,325	1,305,125
7.90% (a)(b)	1,500	1,695,000
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(c)	500	536,250

		4,411,805
Insurance — 1.9%
The Allstate Corp.:
5.75%, 8/15/53 (a)	740	777,000
6.50%, 5/15/67 (a)	150	159,165
American International Group, Inc., 8.18%, 5/15/68 (a)	760	998,450
Lincoln National Corp., 7.00%, 5/17/66 (a)	875	896,875
MetLife Capital Trust IV, 7.88%, 12/15/67 (c)	420	495,600
New York Life Insurance Co., 6.75%, 11/15/39 (c)	600	781,398
Pacific Life Insurance Co., 9.25%, 6/15/39 (c)	605	886,407
Prudential Financial, Inc., 8.88%, 6/15/68 (a)	850	1,041,250

		6,036,145
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)	1,800	1,818,000
Oil, Gas & Consumable Fuels — 0.4%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)	1,090	1,234,425
Total Capital Trusts — 4.6%		14,598,156

Corporate Bonds
Aerospace & Defense — 1.1%
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,329,973
United Technologies Corp.:
1.80%, 6/01/17	820	833,704
6.05%, 6/01/36	450	554,684
4.50%, 6/01/42	740	753,521

		3,471,882
Air Freight & Logistics — 0.2%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (c)	721	729,214

Corporate Bonds	Par (000)	Value
Airlines — 0.7%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/25 (c)	$1,025	$1,076,250
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	925	931,937
Virgin Australia Trust, 5.00%, 10/23/25 (c)	325	342,875

		2,351,062
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17 (c)	225	227,250
4.88%, 3/15/19 (c)	501	509,767
5.88%, 2/01/22 (c)	600	609,000

		1,346,017
Automobiles — 1.5%
Daimler Finance North America LLC:
2.30%, 1/09/15 (c)	800	810,074
1.25%, 1/11/16 (c)	2,300	2,312,896
Ford Motor Co., 7.45%, 7/16/31	669	858,408
Volkswagen International Finance NV, 1.63%, 3/22/15 (c)	850	859,659

		4,841,037
Banks — 5.7%
Associated Banc-Corp., 5.13%, 3/28/16	1,490	1,592,415
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA:
3.95%, 11/09/22	1,050	1,042,827
4.63%, 12/01/23	625	643,159
Fifth Third Bancorp, 4.30%, 1/16/24	600	608,289
HSBC Bank USA, N.A., 4.63%, 4/01/14	5,500	5,500,000
HSBC Holdings PLC:
4.25%, 3/14/24	550	550,677
6.80%, 6/01/38	755	927,695
ING Bank NV:
2.38%, 6/09/14 (c)	850	853,244
3.00%, 9/01/15 (c)	1,625	1,671,605
Intesa Sanpaolo SpA, 3.13%, 1/15/16	630	645,000
Regions Financial Corp., 5.75%, 6/15/15	550	580,053
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	775	793,564
Wells Fargo & Co.:
3.68%, 6/15/16 (d)	300	318,103
3.50%, 3/08/22	1,500	1,530,811
3.45%, 2/13/23	405	393,087
4.13%, 8/15/23	350	354,075

		18,004,604
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,800	1,699,540

Portfolio Abbreviations
GO General Obligation Bonds	RB Revenue Bonds
LIBOR London Interbank Offered Rate	TBA To-be-announced
OTC Over-the-counter

See Notes to Financial Statements.

14	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Biotechnology — 0.8%
Amgen, Inc.:
1.88%, 11/15/14 (e)	$1,975	$1,990,470
5.38%, 5/15/43	520	555,588

		2,546,058
Capital Markets — 3.6%
Credit Suisse AG, 6.50%, 8/08/23 (c)	1,000	1,097,500
The Goldman Sachs Group, Inc.:
6.25%, 9/01/17	635	725,152
6.15%, 4/01/18	850	971,713
2.63%, 1/31/19	1,000	997,438
5.75%, 1/24/22	165	187,097
4.00%, 3/03/24	400	398,227
6.25%, 2/01/41	725	860,898
Morgan Stanley:
0.72%, 10/15/15 (a)	2,050	2,050,970
6.25%, 8/28/17	885	1,012,864
7.30%, 5/13/19	1,625	1,970,789
5.63%, 9/23/19	265	301,417
5.50%, 7/28/21	10	11,299
5.00%, 11/24/25	800	823,136

		11,408,500
Chemicals — 0.4%
CF Industries, Inc., 5.38%, 3/15/44	350	364,899
LyondellBasell Industries NV, 5.00%, 4/15/19	825	918,604

		1,283,503
Commercial Services & Supplies — 0.7%
The ADT Corp., 2.25%, 7/15/17	400	395,256
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	1,575	1,737,620

		2,132,876
Communications Equipment — 0.3%
Brocade Communications Systems, Inc., 6.88%, 1/15/20	725	774,844
Consumer Finance — 2.0%
Capital One Financial Corp.:
2.15%, 3/23/15	2,900	2,943,622
1.00%, 11/06/15	475	475,673
Discover Bank, 4.20%, 8/08/23	500	512,644
Discover Financial Services, 3.85%, 11/21/22	650	638,056
SLM Corp., 3.88%, 9/10/15	1,700	1,751,000

		6,320,995
Diversified Financial Services — 10.5%
Bank of America Corp.:
6.50%, 8/01/16 (e)	3,330	3,729,780
5.63%, 10/14/16	325	359,106
5.75%, 12/01/17	1,755	1,986,909
5.70%, 1/24/22	2,125	2,438,066
4.00%, 4/01/24	1,250	1,248,529
4.88%, 4/01/44	500	502,275
BP Capital Markets PLC, 3.13%, 10/01/15 (e)	2,875	2,983,275
Citigroup, Inc.:
5.50%, 10/15/14	1,800	1,847,437
4.75%, 5/19/15	371	387,373
5.30%, 1/07/16	768	825,073
2.50%, 9/26/18	1,125	1,131,108
6.00%, 10/31/33	100	107,999
CME Group Index Services LLC, 4.40%, 3/15/18 (c)	1,700	1,840,634
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	2,350	2,397,917

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
1.70%, 5/09/16	$700	$707,816
8.13%, 1/15/20	1,400	1,765,393
General Electric Capital Corp.:
6.75%, 3/15/32	1,075	1,382,162
6.15%, 8/07/37 (e)	715	867,180
HSBC Finance Corp., 6.68%, 1/15/21	1,100	1,283,635
Iberdrola Finance Ireland Ltd., 3.80%, 9/11/14 (c)	750	759,810
ING US, Inc., 2.90%, 2/15/18	775	794,078
JPMorgan Chase & Co.:
3.20%, 1/25/23	1,275	1,236,329
3.88%, 2/01/24	700	706,280
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	1,350	1,475,559
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (c)	568	598,622

		33,362,345
Diversified Telecommunication Services — 4.5%
AT&T Inc., 6.50%, 9/01/37	877	1,020,281
Deutsche Telekom International Finance BV, 3.13%, 4/11/16 (c)	950	990,311
Qwest Corp., 7.50%, 10/01/14	1,075	1,109,902
Telefonica Moviles Chile SA, 2.88%, 11/09/15 (c)	1,375	1,398,849
Verizon Communications, Inc.:
3.65%, 9/14/18	3,500	3,725,862
5.15%, 9/15/23	725	793,381
6.40%, 9/15/33	1,375	1,632,465
6.25%, 4/01/37	850	988,322
3.85%, 11/01/42	425	355,829
6.55%, 9/15/43	1,050	1,277,782
Verizon Global Funding Corp., 7.75%, 12/01/30	750	991,824

		14,284,808
Electric Utilities — 6.7%
American Transmission Systems, Inc., 5.25%, 1/15/22 (c)	400	431,071
Carolina Power & Light Co., 6.30%, 4/01/38	750	964,357
Duke Energy Carolinas LLC, 5.25%, 1/15/18	450	506,320
Duke Energy Corp., 3.35%, 4/01/15	1,700	1,745,441
E.ON International Finance BV, 5.80%, 4/30/18 (c)	1,100	1,248,962
Entergy Arkansas, Inc., 3.70%, 6/01/24	825	837,304
Florida Power & Light Co., 5.95%, 2/01/38	1,075	1,303,837
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)	745	826,274
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	1,889,208
Kentucky Utilities Co., 5.13%, 11/01/40	375	420,125
MidAmerican Energy Holdings Co.:
5.30%, 3/15/18	2,170	2,451,095
5.75%, 4/01/18	1,475	1,678,939
Mississippi Power Co., 4.25%, 3/15/42	400	368,871
Northern States Power Co., 6.20%, 7/01/37	725	910,483
Ohio Power Co., 6.60%, 3/01/33	675	833,900
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22	650	681,013
5.30%, 6/01/42	700	778,536
PacifiCorp, 6.00%, 1/15/39	450	556,696
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,192,683
3.15%, 4/01/22	775	761,302
Southern California Edison Co., 5.35%, 7/15/35	825	937,955

		21,324,372

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	15

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Energy Equipment & Services — 1.8%
Ensco PLC, 3.25%, 3/15/16	$1,600	$1,668,390
Transocean, Inc.:
5.05%, 12/15/16	1,775	1,930,636
6.50%, 11/15/20	686	770,328
6.38%, 12/15/21	889	999,195
Weatherford International Ltd.:
4.50%, 4/15/22	150	157,079
5.95%, 4/15/42	200	215,487

		5,741,115
Food & Staples Retailing — 1.1%
Tesco PLC, 5.50%, 11/15/17 (c)	1,840	2,051,374
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	675	761,477
6.50%, 8/15/37	385	498,511
6.20%, 4/15/38	230	289,194

		3,600,556
Food Products — 0.3%
Kraft Foods Group, Inc.:
6.88%, 1/26/39	368	473,812
5.00%, 6/04/42	495	518,341

		992,153
Gas Utilities — 0.3%
Atmos Energy Corp., 8.50%, 3/15/19	800	1,020,815
Health Care Equipment & Supplies — 1.2%
Covidien International Finance SA:
1.35%, 5/29/15	800	806,434
6.00%, 10/15/17	2,300	2,641,260
2.95%, 6/15/23	525	497,494

		3,945,188
Health Care Providers & Services — 0.7%
Coventry Health Care, Inc., 5.45%, 6/15/21	850	974,761
WellPoint, Inc., 4.35%, 8/15/20	1,275	1,354,918

		2,329,679
Independent Power and Renewable Electricity Producers — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18	925	978,187
Industrial Conglomerates — 0.9%
Eaton Corp.:
2.75%, 11/02/22	975	922,967
4.15%, 11/02/42	375	350,222
Hutchison Whampoa International Ltd., 4.63%, 9/11/15 (c)	1,000	1,051,946
Tyco Electronics Group SA, 3.50%, 2/03/22	600	594,929

		2,920,064
Insurance — 5.9%
ACE INA Holdings, Inc., 2.60%, 11/23/15	625	643,691
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	917,473
American International Group, Inc.:
4.88%, 9/15/16	500	545,499
3.80%, 3/22/17	900	962,910
5.45%, 5/18/17	725	809,058
5.85%, 1/16/18 (e)	1,530	1,748,424
3.38%, 8/15/20	1,000	1,020,892
6.40%, 12/15/20	485	577,849
Genworth Holdings, Inc.:
6.52%, 5/22/18	200	230,666
7.63%, 9/24/21	330	406,523
4.80%, 2/15/24	450	468,121
Manulife Financial Corp., 4.90%, 9/17/20	750	815,089
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (c)	575	874,454

Corporate Bonds	Par (000)	Value
Insurance (concluded)
MetLife Institutional Funding II, 1.63%, 4/02/15 (c)(e)	$6,000	$6,071,574
Prudential Financial, Inc.:
5.40%, 6/13/35	1,000	1,085,322
5.70%, 12/14/36	175	198,294
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	1,050	1,377,846

		18,753,685
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	625	593,996
Life Sciences Tools & Services — 0.7%
Life Technologies Corp.:
3.50%, 1/15/16	1,295	1,349,251
6.00%, 3/01/20	820	943,618

		2,292,869
Machinery — 0.3%
AGCO Corp., 5.88%, 12/01/21	775	842,820
Media — 4.6%
Comcast Corp.:
4.25%, 1/15/33	650	637,095
6.50%, 11/15/35	550	682,056
6.55%, 7/01/39	500	624,119
4.50%, 1/15/43	225	219,449
COX Communications, Inc.:
2.95%, 6/30/23 (c)	475	433,505
8.38%, 3/01/39 (c)	625	819,949
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.20%, 3/15/20	800	875,994
6.38%, 3/01/41	229	248,925
Discovery Communications LLC, 3.70%, 6/01/15	1,175	1,215,683
Grupo Televisa SAB, 6.63%, 1/15/40	900	1,030,906
News America, Inc., 6.40%, 12/15/35	781	933,328
Omnicom Group, Inc., 4.45%, 8/15/20	328	349,848
TCM Sub LLC, 3.55%, 1/15/15 (c)	1,750	1,788,463
Time Warner Cable, Inc.:
7.50%, 4/01/14	1,425	1,425,000
8.25%, 4/01/19	695	865,939
6.55%, 5/01/37	625	725,894
Time Warner, Inc., 6.25%, 3/29/41	682	798,950
Virgin Media Secured Finance PLC, 6.50%, 1/15/18	820	849,725

		14,524,828
Metals & Mining — 1.9%
Barrick Gold Corp., 4.10%, 5/01/23	475	450,602
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23	1,175	1,203,726
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20	550	535,051
3.55%, 3/01/22	1,530	1,461,179
3.88%, 3/15/23	600	573,704
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	550	699,226
Southern Copper Corp., 6.75%, 4/16/40	450	457,984
Teck Resources Ltd., 6.25%, 7/15/41	557	575,059

		5,956,531
Multiline Retail — 0.4%
Dollar General Corp., 3.25%, 4/15/23	1,300	1,227,207
Multi-Utilities — 1.7%
CenterPoint Energy, Inc., 6.50%, 5/01/18	850	985,611
CMS Energy Corp., 5.05%, 3/15/22	1,644	1,828,595

See Notes to Financial Statements.

16	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Multi-Utilities (concluded)
NiSource Finance Corp., 5.25%, 2/15/43	$440	$449,408
Pacific Gas & Electric Co., 3.85%, 11/15/23	575	579,847
PSEG Power LLC, 4.30%, 11/15/23	580	593,084
Virginia Electric & Power Co., 6.00%, 1/15/36	900	1,102,396

		5,538,941
Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp.:
5.75%, 6/15/14	900	909,167
6.38%, 9/15/17	1,545	1,768,739
Canadian Natural Resources Ltd., 5.90%, 2/01/18	1,700	1,934,903
Continental Resources, Inc.:
7.13%, 4/01/21	460	520,375
5.00%, 9/15/22	790	829,500
DCP Midstream LLC:
5.35%, 3/15/20 (c)	260	279,392
4.75%, 9/30/21 (c)	161	165,552
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	485	627,889
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20	390	446,390
Energy Transfer Partners LP:
5.20%, 2/01/22	1,130	1,219,844
6.50%, 2/01/42	560	634,666
Enterprise Products Operating LLC:
3.70%, 6/01/15	500	516,543
6.45%, 9/01/40	800	972,220
5.70%, 2/15/42	490	543,927
Kerr-McGee Corp.:
6.95%, 7/01/24	720	873,065
7.88%, 9/15/31	450	584,136
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,400	1,717,701
Noble Holding International Ltd., 3.95%, 3/15/22	480	475,971
Pioneer Natural Resources Co.:
6.88%, 5/01/18	880	1,029,042
7.50%, 1/15/20	120	146,496
Plains Exploration & Production Co., 6.50%, 11/15/20	400	440,500
Schlumberger Norge AS, 4.20%, 1/15/21 (c)	975	1,054,105
Shell International Finance BV, 6.38%, 12/15/38	800	1,031,299
Texas Eastern Transmission LP, 2.80%, 10/15/22 (c)	1,400	1,296,406
TransCanada PipeLines Ltd., 3.75%, 10/16/23	850	856,484
Valero Energy Corp., 6.63%, 6/15/37	426	512,685
Western Gas Partners LP, 5.38%, 6/01/21	1,025	1,123,814
The Williams Cos., Inc.:
3.70%, 1/15/23	1,200	1,088,981
7.75%, 6/15/31	186	208,677
8.75%, 3/15/32	155	186,856
Williams Partners LP:
4.50%, 11/15/23	1,300	1,330,087
6.30%, 4/15/40	225	255,667

		25,581,079
Paper & Forest Products — 0.4%
International Paper Co., 7.95%, 6/15/18	1,150	1,406,505
Pharmaceuticals — 4.8%
AbbVie, Inc.:
1.75%, 11/06/17	2,220	2,227,015
2.90%, 11/06/22	1,805	1,737,641
Allergan, Inc., 5.75%, 4/01/16	550	603,991
Express Scripts Holding Co., 2.10%, 2/12/15	775	784,875
Hospira, Inc., 5.20%, 8/12/20	900	961,544
Merck & Co., Inc., 6.55%, 9/15/37	250	324,372

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
Mylan, Inc.:
2.60%, 6/24/18	$968	$975,269
6.00%, 11/15/18 (c)	1,780	1,879,199
Perrigo Co. PLC, 4.00%, 11/15/23 (c)	750	749,710
Pfizer, Inc., 3.00%, 6/15/23	950	921,309
Roche Holding, Inc., 6.00%, 3/01/19 (c)	824	968,085
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	400	454,539
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	1,140	1,141,895
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	425	405,895
Wyeth LLC, 5.95%, 4/01/37	800	968,240

		15,103,579
Professional Services — 0.6%
The Dun & Bradstreet Corp., 3.25%, 12/01/17	1,300	1,344,079
Experian Finance PLC, 2.38%, 6/15/17 (c)	600	610,132

		1,954,211
Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.:
4.63%, 4/01/15	1,000	1,035,983
4.70%, 3/15/22	575	600,797
3.50%, 1/31/23	525	496,461
5.00%, 2/15/24	568	591,574
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,028,743
DDR Corp.:
4.75%, 4/15/18	280	303,561
7.88%, 9/01/20	350	434,704
HCP, Inc., 3.75%, 2/01/16	525	552,648
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	819,131
Plum Creek Timberlands LP, 4.70%, 3/15/21	875	919,504
Simon Property Group LP:
1.50%, 2/01/18 (c)	725	714,825
10.35%, 4/01/19	280	378,955
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20	600	584,025
4.75%, 6/01/21	845	910,718

		9,371,629
Road & Rail — 1.6%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	500	572,979
Canadian National Railway Co., 6.25%, 8/01/34	1,100	1,370,451
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	604,789
Kansas City Southern de Mexico SA de CV, 2.35%, 5/15/20	370	349,028
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50%, 7/11/14 (c)	475	477,279
3.13%, 5/11/15 (c)	1,500	1,536,959

		4,911,485
Software — 0.4%
Autodesk, Inc., 1.95%, 12/15/17	550	551,582
Oracle Corp., 3.63%, 7/15/23	800	810,095

		1,361,677
Specialty Retail — 0.9%
QVC, Inc.:
7.50%, 10/01/19 (c)	865	920,402
7.38%, 10/15/20 (c)	310	334,308
4.38%, 3/15/23	1,700	1,675,296

		2,930,006

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	17

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Technology Hardware, Storage & Peripherals — 0.2%
Hewlett-Packard Co., 2.63%, 12/09/14	$545	$552,324
Tobacco — 1.5%
Altria Group, Inc.:
9.95%, 11/10/38	46	73,806
10.20%, 2/06/39	221	362,668
5.38%, 1/31/44	550	574,967
BAT International Finance PLC, 1.40%, 6/05/15 (c)	1,200	1,209,364
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (c)	950	942,391
Lorillard Tobacco Co., 7.00%, 8/04/41	350	401,584
Philip Morris International, Inc., 3.60%, 11/15/23	1,075	1,071,126

		4,635,906
Wireless Telecommunication Services — 2.7%
Alltel Corp., 7.88%, 7/01/32	470	633,443
America Movil SAB de CV:
2.38%, 9/08/16	3,140	3,231,060
3.13%, 7/16/22	650	620,181
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	300	300,017
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)	1,450	1,662,148
Rogers Communications, Inc., 7.50%, 3/15/15	2,125	2,264,462

		8,711,311
Total Corporate Bonds — 86.0%		273,660,003

Foreign Agency Obligations
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	800	723,782
Export-Import Bank of Korea, 0.99%, 1/14/17 (a)	1,307	1,314,186
Nakilat, Inc., 6.07%, 12/31/33 (c)	25	26,143
Petrobras International Finance Co.:
2.88%, 2/06/15	775	785,075
3.88%, 1/27/16	700	718,857
5.88%, 3/01/18	2,350	2,506,966
Petroleos Mexicanos:
3.50%, 7/18/18	1,700	1,763,750
3.50%, 1/30/23	650	611,650
6.38%, 1/23/45 (c)	475	512,406
Total Foreign Agency Obligations — 2.8%		8,962,815

Foreign Government Obligations
Brazil — 0.1%
Federative Republic of Brazil, 5.63%, 1/07/41	328	332,264
Colombia — 0.4%
Republic of Colombia:
2.63%, 3/15/23	1,200	1,080,000
5.63%, 2/26/44	225	234,900

		1,314,900

Foreign Government Obligations	Par (000)	Value
Indonesia — 0.3%
Republic of Indonesia:
4.88%, 5/05/21	$500	$512,500
5.88%, 1/15/24	400	429,500

		942,000
Mexico — 1.4%
United Mexican States:
4.00%, 10/02/23	1,100	1,111,000
4.75%, 3/08/44	2,525	2,398,750
5.55%, 1/21/45	800	850,000

		4,359,750
Philippines — 0.0%
Republic of Philippine, 4.20%, 1/21/24	203	209,598
Turkey — 0.4%
Republic of Turkey, 6.63%, 2/17/45	1,175	1,238,156
Total Foreign Government Obligations — 2.6%		8,396,668

Taxable Municipal Bonds
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	1,000	1,200,680
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	1,075	1,424,848
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,579,883
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	1,200	1,368,000
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,217,567
State of California GO:
7.30%, 10/01/39	510	685,272
7.63%, 3/01/40	150	209,339
7.60%, 11/01/40	430	605,582
State of Illinois GO, 4.42%, 1/01/15	1,100	1,130,976
Total Taxable Municipal Bonds — 3.0%		9,422,147

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.2%
Fannie Mae, 0.00%, 10/09/19 (e)(f)	815	701,607

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 5/15/43	1,522	1,328,420
3.63%, 8/15/43	1,075	1,088,102
3.75%, 11/15/43	175	181,180
U.S. Treasury Notes:
0.75%, 2/28/18	175	170,967
1.38%, 6/30/18 (e)	680	676,812
2.75%, 11/15/23-2/15/24	4,540	4,551,407
Total U.S. Treasury Obligations — 2.5%		7,996,888
Total Long-Term Investments (Cost — $307,418,940) — 101.7%		323,738,284

See Notes to Financial Statements.

18	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
Dreyfus Treasury Prime, 0.00% (g)	11,392,292	$11,392,292
Total Short-Term Securities (Cost — $11,392,292) — 3.6%		11,392,292

Options Purchased
(Cost — $1,991,832) — 0.5%		1,497,629
Total Investments Before Options Written (Cost — $320,803,064) — 105.8%		336,628,205

Options Written	Value
(Premiums Received — $1,438,530) — (0.3)%	$(937,270)
Total Investments Net of Options Written — 105.5%	335,690,935
Liabilities in Excess of Other Assets — (5.5)%	(17,443,914)

Net Assets — 100.0%	$318,247,021

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	Zero-coupon bond.

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.30%	3/07/13	Open	$5,955,000	$5,974,354
BNP Paribas Securities Corp.	0.34%	4/12/13	Open	1,933,000	1,939,463
BNP Paribas Securities Corp.	0.34%	4/12/13	Open	3,678,000	3,690,297
UBS Securities LLC	0.32%	4/30/13	Open	843,700	846,220
Deutsche Bank Securities, Inc.	0.32%	5/02/13	Open	1,732,725	1,737,868
Deutsche Bank Securities, Inc.	0.32%	5/03/13	Open	2,929,906	2,938,579
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	8/01/13	Open	680,850	681,034
Deutsche Bank Securities, Inc.	0.11%	10/03/13	Open	670,338	670,673
Total				$18,423,519	$18,478,488

[1]	Rate shown is as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
71	Ultra Treasury Bonds	Chicago Board of Trade	June 2014	$10,257,281	$148,365
16	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	$3,513,000	(4,101)
312	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	$37,113,375	(140,767)
(163)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$20,130,500	48,872
Total					$52,369

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	19

Schedule of Investments (continued)	Series C Portfolio

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	$5,900	$43,142
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	$2,900	21,498
30-Year Interest Rate Swap	Royal Bank of Scotland PLC	Call	3.25%	Receive	3-month LIBOR	7/11/14	$1,800	8,600
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.25%	Receive	3-month LIBOR	8/01/14	$1,700	10,356
3-Year Interest Rate Swap	Deutsche Bank AG	Call	1.68%	Receive	3-month LIBOR	1/06/15	$12,800	120,252
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	$5,900	44,368
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	$2,900	21,498
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.68%	Pay	3-month LIBOR	1/06/15	$12,800	100,453
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	2/02/17	$3,500	101,251
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.50%	Pay	3-month LIBOR	8/07/18	$41,400	1,026,211
Total								$1,497,629

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	2/02/17	$7,000	$(56,974)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-month LIBOR	8/07/18	$82,800	(880,296)
Total								$(937,270)

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.45%[1]	3-month LIBOR	Chicago Mercantile	10/28/18	$2,700	$9,290
1.78%[1]	3-month LIBOR	Chicago Mercantile	1/17/19	$4,200	(21,302)
Total					$(12,012)

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC credit default swaps - buy protection outstanding as of March 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
CIGNA Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	$(30,705)	$(1,910)	$(28,795)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(41,004)	(23,759)	(17,245)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	$1,200	(23,742)	13,853	(37,595)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	$1,380	(39,730)	(8,200)	(31,530)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	$1,165	(33,964)	(18,445)	(15,519)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	$1,165	(33,743)	(19,654)	(14,089)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	$500	369	11,404	(11,035)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	$400	295	9,614	(9,319)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	$350	(7,249)	6,841	(14,090)
Exelon Generation Co. LLC	1.00%	Barclays Bank PLC	12/20/18	$275	1,379	5,695	(4,316)
Exelon Generation Co. LLC	1.00%	Barclays Bank PLC	12/20/18	$200	1,003	3,528	(2,525)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	12/20/18	$475	2,385	11,094	(8,709)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	12/20/18	$400	2,008	9,342	(7,334)
Total					$(202,698)	$(597)	$(202,101)

See Notes to Financial Statements.

20	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series C Portfolio

•	OTC credit default swaps — sold protection outstanding as of March 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/17	BBB-	$200	$3,173	$(7,140)	$10,313
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	$1,400	36,921	4,094	32,827
UnitedHealth Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A	$1,200	30,699	(2,081)	32,780
WellPoint, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	Not Rated	$1,200	24,563	(8,005)	32,568
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	$500	3,282	(4,223)	7,505
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	$500	3,282	(2,763)	6,045
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	$350	2,298	(771)	3,069
Host Hotels & Resorts LP	1.00%	Credit Suisse International	3/20/19	BBB	$825	6,652	(5,047)	11,699
Total						$110,870	$(25,936)	$136,806

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid	Unrealized Depreciation
0.49%[1]	3-month LIBOR	Credit Suisse Securities (USA) LLC	1/16/16	$8,900	$(7,225)	$109	$(7,334)

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$323,738,284	—	$323,738,284
Short-Term Securities	$11,392,292	—	—	11,392,292
Options Purchased	—	1,497,629	—	1,497,629
Total	$11,392,292	$325,235,913	—	$336,628,205

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	21

Schedule of Investments (concluded)	Series C Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$197,237	$9,290	—	$206,527
Credit contracts	—	136,806	—	136,806
Liabilities:
Interest rate contracts	(144,868)	(965,906)	—	(1,110,774)
Credit contracts	—	(202,101)	—	(202,101)
Total	$52,369	$(1,021,911)	—	$(969,542)

[2]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$21,059	—	—	$21,059
Cash pledged for financial futures contracts	332,000	—	—	332,000
Cash pledged for centrally cleared swaps	150,000	—	—	150,000
Liabilities:
Reverse repurchase agreements	—	$(18,478,488)	—	(18,478,488)
Cash received as collateral for OTC derivatives	—	(100,000)	—	(100,000)
Total	$503,059	$(18,578,488)	—	$(18,075,429)

There were no transfers between levels during the year ended March 31, 2014.

See Notes to Financial Statements.

22	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments March 31, 2014	Series M Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2013-5, Class A2A, 0.65%, 3/08/17	$1,305	$1,306,779
Series 2013-5, Class A2B, 0.54%, 3/08/17 (a)	1,450	1,451,763
SLM Private Education Loan Trust, Series 2012-C, Class A1, 1.26%, 8/15/23 (a)(b)	1,103	1,109,521
SLM Student Loan Trust, Series 2008-4, Class A4, 1.89%, 7/25/22 (a)	7,350	7,746,797
Total Asset-Backed Securities — 3.5%		11,614,860

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 8.6%
Bear Stearns Commercial Mortgage Securities:
Series 2004-T16, Class A6, 4.75%, 2/13/46 (a)	5,282	5,364,923
Series 2005-PW10, Class A4, 5.41%, 12/11/40 (a)	1,000	1,049,213
Series 2007-PW17, Class A4, 5.69%, 6/11/50 (a)	10,255	11,469,941
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	500	541,487
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.47%, 9/15/39	5,359	5,809,323
Deutsche Bank Re-REMIC Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)	473	473,274
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3, 4.57%, 8/10/42	177	176,406
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.27%, 11/10/46	300	316,532
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2005-CB12, Class A4, 4.90%, 9/12/37	280	291,113
Series 2006-LDP7, Class A4, 5.87%, 4/15/45 (a)	2,105	2,293,446
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.66%, 3/15/39 (a)	334	357,859
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (b)	81	81,368

		28,224,885
Interest Only Commercial Mortgage-Backed Securities — 2.3%
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.30%, 9/10/46 (a)	7,971	576,094
Commercial Mortgage Trust:
Series 2012-CR5, Class XA, 1.92%, 12/10/45 (a)	8,167	838,184
Series 2013-CR13, Class XA, 1.03%, 10/10/46 (a)	13,125	821,479
Series 2013-CR7, Class XA, 1.60%, 3/10/46 (a)	4,052	353,023
Series 2014-CR14, Class XA, 0.93%, 2/10/47 (a)	3,595	191,214
Series 2014-CR15, Class XA, 1.37%, 2/10/47 (a)	25,245	1,935,002
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.58%, 4/15/46 (a)	4,675	438,287

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class XA, 1.23%, 11/15/46 (a)	$4,676	$370,560
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.82%, 12/15/45 (a)(b)	17,049	1,791,889
Series 2014-LC14, Class XA, 1.48%, 3/15/47 (a)	4,265	388,853

		7,704,585
Total Non-Agency Mortgage-Backed Securities — 10.9%		35,929,470

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.2%
Fannie Mae, 3.00%, 9/16/14	7,030	7,122,480
Interest Only Collateralized Mortgage Obligations — 0.1%
Freddie Mac:
Series 3740, Class PI, 4.00%, 3/15/37 (a)	760	68,030
Series 4213, Class IG, 4.00%, 6/15/43 (a)	535	118,445
Ginnie Mae, Series 2013-103, Class IO, 5.00%, 6/20/43 (a)	541	114,149

		300,624
Interest Only Commercial Mortgage-Backed Securities — 2.2%
Fannie Mae, Series 2012-M9, Class X1, 4.08%, 12/25/17 (a)	17,163	2,097,711
Freddie Mac:
Series K020, Class X1, 1.47%, 5/25/22 (a)	4,375	402,394
Series K023, Class X1, 1.31%, 8/25/22 (a)	21,687	1,842,548
Series K024, Class X1, 0.90%, 9/25/22 (a)	3,696	216,663
Series K025, Class X1, 0.90%, 10/25/22 (a)	2,689	161,247
Series K027, Class X1, 0.84%, 1/25/23 (a)	3,260	184,271
Series K036, Class X1, 0.80%, 10/25/23 (a)	21,186	1,255,766
Series K711, Class X1, 1.71%, 7/25/19 (a)	12,038	909,788
Series K712, Class X1, 1.39%, 11/25/19 (a)	3,676	233,946

		7,304,334
Mortgage-Backed Securities — 127.2%
Fannie Mae Mortgage-Backed Securities:
2.00%, 4/01/29 (c)	1,500	1,459,688
2.50%, 4/01/29 (c)	7,500	7,494,141
3.00%, 4/01/29-4/01/44 (c)	34,079	33,391,067
3.50%, 7/01/27-4/01/44 (c)	43,355	44,136,192
4.00%, 4/01/29-4/01/44 (c)	41,908	43,705,314
4.50%, 4/01/29-4/01/44 (c)	59,342	63,228,756
5.00%, 10/01/35-4/01/44 (c)	8,742	9,534,650
5.50%, 4/01/44 (c)	18,900	20,858,102
6.00%, 2/01/38-4/01/44 (c)	12,004	13,374,571
6.50%, 5/01/36-4/01/44 (c)	1,947	2,189,631

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	23

Schedule of Investments (continued)	Series M Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities:
2.77%, 5/01/36 (a)	$889	$954,395
3.00%, 4/01/29-4/01/44 (c)	21,867	21,137,479
3.50%, 7/01/18-4/01/44 (c)	14,953	15,097,033
4.00%, 4/01/29-4/01/44 (c)	20,000	20,792,871
4.50%, 4/01/14-4/01/44 (c)	5,091	5,424,225
5.00%, 5/01/28-4/01/44 (c)	6,225	6,755,501
5.50%, 1/01/28-4/01/44 (c)	2,502	2,748,888
6.00%, 8/01/28-11/01/39	1,722	1,913,696
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/44 (c)	8,600	8,456,218
3.50%, 9/15/42-4/15/44 (c)	13,023	13,290,732
4.00%, 2/20/44-4/15/44 (c)	36,125	37,927,001
4.50%, 7/15/40-4/15/44 (c)	15,312	16,517,647
5.00%, 7/15/33-4/15/44 (c)	9,871	10,816,841
5.50%, 7/15/38-12/20/41	3,429	3,797,900
6.00%, 4/15/44 (c)	2,100	2,349,129
6.50%, 4/15/44 (c)	10,900	12,280,809

		419,632,477
Total U.S. Government Sponsored Agency Securities — 131.7%		434,359,915

U.S. Treasury Obligations
U.S. Treasury Notes:
0.63%, 9/30/17	2,245	2,203,256
1.50%, 12/31/18	600	595,500
2.38%, 12/31/20	310	312,422
2.00%, 2/28/21	1,120	1,098,738
Total U.S. Treasury Obligations — 1.3%		4,209,916
Total Long-Term Investments (Cost — $485,288,920) — 147.4%		486,114,161

Short-Term Securities	Shares
Dreyfus Treasury Prime, 0.00% (d)	178,457,507	178,457,507
Total Short-Term Securities (Cost — $178,457,507) — 54.1%		178,457,507

Options Purchased		Value
(Cost — $29,661) — 0.0%		$45,725
Total Investments Before TBA Sale Commitments and Options Written (Cost — $663,776,088) — 201.5%		664,617,393

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/29-4/01/44	$5,200	(5,304,157)
3.50%, 4/01/29-4/01/44	20,300	(20,756,281)
4.00%, 4/01/29-4/01/44	5,700	(5,949,540)
4.50%, 4/01/44	21,800	(23,254,470)
5.50%, 4/01/44	10,100	(11,153,004)
6.00%, 4/01/44	5,600	(6,241,156)
6.50%, 4/01/44	(800)	(899,750)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/44	2,700	(2,602,231)
3.50%, 4/01/44	1,400	(1,406,781)
4.00%, 4/01/44	900	(933,645)
4.50%, 4/01/29	400	(423,062)
5.00%, 4/01/44	3,100	(3,368,102)
6.00%, 4/01/44	1,000	(1,111,250)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/44	3,000	(3,061,406)
4.00%, 4/15/44	15,000	(15,753,906)
4.50%, 4/15/44	5,000	(5,389,735)
5.00%, 4/15/44	3,400	(3,711,000)
5.50%, 4/15/44	1,500	(1,658,794)
Total TBA Sale Commitments (Proceeds — $112,967,871) — (34.3)%		(112,978,270)

Options Written
(Premiums Received — $15,395) — (0.0)%		(25,188)
Total Investments Net of TBA Sale Commitments and Options Written — 167.2%		551,613,935
Liabilities in Excess of Other Assets — (67.2)%		(221,757,293)

Net Assets — 100.0%		$329,856,642

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

24	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series M Portfolio

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$13,246,328	$(42,656)
BNP Paribas Securities Corp.	$90,937	$(2,812)
Citigroup Global Markets, Inc.	$182,438	$(1,063)
Credit Suisse Securities (USA) LLC	$(803,238)	$1,414
Deutsche Bank Securities, Inc.	$39,026,875	$59,793
Goldman Sachs & Co.	$103,554,941	$129,120
J.P. Morgan Securities LLC	$30,152,423	$80,329
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$7,152,734	$(6,063)
Morgan Stanley & Co. LLC	$15,475,653	$(59,796)
Nomura Securities International, Inc.	$2,443,141	$(1,656)
RBS Securities, Inc.	$(629,063)	$3,375
Wells Fargo Securities, LLC	$4,824,828	$(29,453)

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
25	Ultra Treasury Bonds	Chicago Board of Trade	June 2014	$3,611,719	$65,856
36	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	$7,904,250	(12,323)
59	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	$7,018,234	(59,096)
(27)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$3,334,500	6,455
Total					$892

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	$99.00	9/12/14	124	$45,725

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Euro Dollar 3-Year Mid-Curve	Put	$96.75	9/12/14	62	$(25,188)

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation
1.41%[1]	3-month LIBOR	Chicago Mercantile	4/03/14[2]	5/31/18	$18,600	$69,897

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	OTC interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid	Unrealized Appreciation
3.09%[1]	3-month LIBOR	Bank of America N.A.	5/20/43	$3,500	$262,722	—	$262,722

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	25

Schedule of Investments (continued)	Series M Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	$188	$(145)	$(1,428)	$1,283
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	$188	145	882	(737)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	$188	(144)	734	(878)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	$376	(289)	(1,318)	1,029
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	$376	(289)	(409)	120
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	$329	(253)	833	(1,086)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$376	(289)	(3,043)	2,754
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$376	(289)	(672)	383
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$329	252	161	91
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$329	(253)	(3,624)	3,371
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$329	252	(1,542)	1,794
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$329	253	(1,009)	1,262
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$329	(253)	(255)	2
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$329	(252)	(184)	(68)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$188	144	(1,524)	1,668
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$188	(144)	(374)	230

See Notes to Financial Statements.

26	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series M Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$188	$(144)	$(166)	$ 22
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$188	144	775	(631)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$141	109	674	(565)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$141	108	696	(588)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$141	(108)	(1,141)	1,033
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	$141	109	(432)	541
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	$141	(109)	(125)	16
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	$376	289	1,705	(1,416)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	$141	108(41)		149
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	$658	(505)	(4,274)	3,769
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	$376	(289)	1,485	(1,774)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	$282	216	949	(733)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	$188	(144)	(1,286)	1,142
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	$188	144	(881)	1,025
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	$188	145	(635)	780
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	$188	(144)	619	(763)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	27

Schedule of Investments (continued)	Series M Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	$362	$313	$(71)	$384
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	$271	235	94	141
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	$181	157	(16)	173
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	$181	157	37	120
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/43	$181	157	14	143
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/43	$362	313	(245)	558
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/43	$271	235	50	185
Total					$(58)	$(14,987)	$14,929

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (concluded)	Series M Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$11,614,860	—	$11,614,860
Non-Agency Mortgage-Backed Securities	—	35,929,470	—	35,929,470
U.S. Government Sponsored Agency Securities	—	434,359,915	—	434,359,915
U.S. Treasury Obligations	—	4,209,916	—	4,209,916
Short-Term Securities	$178,457,507	—	—	178,457,507
Options Purchased	45,725	—	—	45,725
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(112,978,270)	—	(112,978,270)
Total	$178,503,232	$373,135,891	—	$551,639,123

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$72,311	$356,787	—	$429,098
Liabilities:
Interest rate contracts	(96,607)	(9,239)	—	(105,846)
Total	$(24,296)	$347,548	—	$323,252

[1]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$16,950	—	—	$16,950
Cash pledged for financial futures contracts	122,000	—	—	122,000
Cash pledged for centrally cleared swaps	235,000	—	—	235,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(500,000)	—	(500,000)
Total	$373,950	$(500,000)	—	$(126,050)

There were no transfers between Level 1 and Level 2 during the year ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of March 31, 2013	$3,103,875	$2,643,367	$298,984	$6,046,226
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	(47)	—	—	(47)
Net realized gain (loss)	(467)	11,739	(10,792)	480
Net change in unrealized appreciation/depreciation[1,2]	(3,361)	—	1,910	(1,451)
Purchases	—	—	—	—
Sales	(3,100,000)	(2,655,106)	(290,102)	(6,045,208)
Closing Balance, as of March 31, 2014	—	—	—	—

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[2]	—	—	—	—

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	29

Schedule of Investments March 31, 2014	Series P Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 23.9%
BlackRock Allocation Target Shares: Series S Portfolio	6,350,110	$62,485,083

Value
Total Affiliated Investment Companies (Cost — $62,474,107) — 23.9%	$62,485,083
Other Assets Less Liabilities — 76.1%	199,345,336

Net Assets — 100.0%	$261,830,419

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Portfolio during the year ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2013	Shares Purchased	Shares Held at March 31, 2014	Value at March 31, 2014	Income	Realized Gain
BlackRock Allocation Target Shares: Series S Portfolio	179,810	6,170,300	6,350,110	$62,485,083	$937,466	$83,216

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
71	Euro Dollar Futures	Chicago Mercantile	December 2017	$17,193,538	$(1,366)
38	Euro Dollar Futures	Chicago Mercantile	December 2018	$9,147,075	(3,212)
69	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	$8,207,766	(52,311)
(109)	Euro Dollar Futures	Chicago Mercantile	December 2016	$26,616,438	(5,678)
(202)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	$44,351,625	53,355
(1,176)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$145,236,000	838,021
Total					$828,809

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Depreciation
2.89%[1]	3-month LIBOR	Chicago Mercantile	3/11/24	$71,000	$(441,965)
2.89%[1]	3-month LIBOR	Chicago Mercantile	3/11/24	$59,000	(372,622)
Total					$(814,587)

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (concluded)	Series P Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$62,485,083	—	—	$62,485,083

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$891,376	—	—	$891,376
Liabilities:
Interest rate contracts	(62,567)	$(814,587)	—	(877,154)
Total	$828,809	$(814,587)	—	$14,222

[1] Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of March 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$191,996,170	—	—	$191,996,170
Cash pledged for financial futures contracts	1,852,000	—	—	1,852,000
Cash pledged for centrally cleared swaps	3,741,000	—	—	3,741,000
Total	$197,589,170	—	—	$197,589,170

There were no transfers between levels during the year ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	31

Schedule of Investments March 31, 2014	Series S Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
American Express Credit Account Master Trust,
Series 2013-3, Class A, 0.98%, 5/15/19	$750	$748,778
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17	669	695,843
Series 2013-2, Class B, 1.19%, 5/08/18	480	479,202
Series 2013-2, Class C, 1.79%, 3/08/19	575	576,047
Series 2013-4, Class A3, 0.96%, 4/09/18	800	802,975
Series 2013-4, Class B, 1.66%, 9/10/18	300	300,989
Series 2013-4, Class C, 2.72%, 9/09/19	300	306,910
Series 2013-5, Class C, 2.29%, 11/08/19	545	547,241
BA Credit Card Trust, Series 2014-A1, Class A, 0.54%, 6/15/21 (a)	990	991,485
Chesapeake Funding LLC, Series 2012-1A,
Class A, 0.91%, 11/07/23 (a)(b)	255	255,585
Citibank Credit Card Issuance Trust:
Series 2007-A8, Class A8, 5.65%, 9/20/19	3,715	4,233,294
Series 2013-A6, Class A6, 1.32%, 9/07/18	348	350,830
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.91%, 8/15/18 (a)(b)	697	703,785
CNH Equipment Trust, Series 2014-A, Class A4, 1.50%, 5/15/20	1,850	1,841,910
Credit Acceptance Auto Loan Trust:
Series 2011-1, Class A, 2.61%, 3/15/19 (b)	214	215,448
Series 2012-1A, Class A, 2.20%, 9/16/19 (b)	1,150	1,156,529
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)	770	770,332
Series 2013-2A, Class A, 1.50%, 4/15/21 (b)	1,150	1,153,934
Discover Card Execution Note Trust,
Series 2013-A5, Class A5, 1.04%, 4/15/19	535	535,569
DT Auto Owner Trust, Series 2012-2A, Class B, 1.85%, 4/17/17 (b)	664	664,431
Ford Credit Floorplan Master Owner Trust:
Series 2012-2, Class D, 3.50%, 1/15/19	965	1,014,598
Series 2012-4, Class C, 1.39%, 9/15/16	430	431,379
Series 2014-1, Class A1, 1.20%, 2/15/19	1,715	1,708,212
HLSS Servicer Advance Receivables Backed
Notes, Series 2013-T6, Class AT6, 1.29%, 9/15/44 (b)	540	540,810
HLSS Servicer Advance Receivables Trust,
Series 2014-T1, Class AT1, 1.24%, 1/17/45 (b)	355	355,213
Honda Auto Receivables Owner Trust,
Series 2013-3, Class A4, 1.13%, 9/16/19	775	777,593
PFS Financing Corp., Series 2014-AA, Class A,
0.75%, 2/15/19 (a)(b)	1,050	1,050,995
Prestige Auto Receivables Trust, Series 2013-1A,
Class B, 1.74%, 5/15/19 (b)	1,300	1,300,400
Santander Drive Auto Receivables Trust:
Series 2012-1, Class C, 3.78%, 11/15/17	390	401,584
Series 2012-3, Class C, 3.01%, 4/16/18	1,075	1,105,841
Series 2012-5, Class C, 2.70%, 8/15/18	160	164,708
Series 2012-6, Class C, 1.94%, 3/15/18	145	146,606
Series 2012-AA, Class A3, 0.65%, 3/15/17 (b)	715	715,686
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)	555	556,643
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)	1,330	1,334,522
Series 2013-1, Class C, 1.76%, 1/15/19	1,315	1,320,485
Series 2013-3, Class C, 1.81%, 4/15/19	450	451,515

Asset-Backed Securities	Par (000)	Value
Series 2013-4, Class A2, 0.89%, 9/15/16	$302	$302,465
Series 2013-A, Class C, 3.1s2%, 10/15/19 (b)	720	739,975
Series 2013-A, Class D, 3.78%, 10/15/19 (b)	630	655,773
Series 2014-1, Class C, 2.36%, 4/15/20	525	529,524
SLC Private Student Loan Trust, Series 2006-A,
Class A4, 0.36%, 1/15/19 (a)	8	7,885
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.63%, 3/15/22 (a)	336	329,196
Series 2004-B, Class A2, 0.43%, 6/15/21 (a)	470	465,930
SLM Private Education Loan Trust:
Series 2011-C, Class A1, 1.56%, 12/15/23 (a)(b)	1,050	1,057,868
Series 2012-B, Class A1, 1.26%, 12/15/21 (a)(b)	122	122,306
Series 2012-C, Class A1, 1.26%, 8/15/23 (a)(b)	518	521,475
Series 2012-E, Class A1, 0.91%, 10/16/23 (a)(b)	844	845,234
Series 2013-4, Class A, 0.70%, 6/25/27 (a)	708	710,881
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)	1,953	1,957,199
Series 2013-C, Class A1, 1.01%, 2/15/22 (a)(b)	842	846,445
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A4, 0.69%, 11/15/18	775	772,146
World Financial Network Credit Card Master
Trust, Series 2012-D, Class B, 3.34%, 4/17/23	330	322,246
Total Asset-Backed Securities — 17.5%		40,894,455

Corporate Bonds
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust,
Series 2012, 2.63%, 1/15/18 (b)	211	212,951
Airlines — 0.6%
UAL Pass-Through Trust:
10.40%, 5/01/18	300	340,941
9.75%, 7/15/18	367	421,584
Virgin Australia Trust, Series 2013-1A, 5.00%, 10/23/25 (b)	600	633,000

		1,395,525
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17 (b)	350	353,500
Automobiles — 0.7%
Daimler Finance North America LLC:
1.30%, 7/31/15 (b)(c)	1,340	1,349,340
1.45%, 8/01/16 (b)	300	302,820

		1,652,160

See Notes to Financial Statements.

32	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Banks — 3.3%
ABN AMRO Bank NV, 1.04%, 10/28/16 (a)(b)	$550	$553,179
Amsouth Bank, Series AI, 5.20%, 4/01/15	800	832,000
Barclays Bank PLC, 2.50%, 2/20/19	850	851,484
Citigroup, Inc., 1.70%, 7/25/16	1,870	1,891,236
Huntington Bancshares, Inc., 2.60%, 8/02/18	500	503,376
Intesa Sanpaolo SpA, 2.38%, 1/13/17	1,125	1,128,782
KeyCorp, 2.30%, 12/13/18	700	697,463
Regions Financial Corp., 2.00%, 5/15/18	1,000	980,102
Standard Chartered PLC, 5.50%, 11/18/14 (b)	150	154,665

		7,592,287
Beverages — 0.4%
SABMiller Holdings, Inc., 2.45%, 1/15/17 (b)	1,000	1,028,309
Capital Markets — 3.3%
The Goldman Sachs Group, Inc.:
5.35%, 1/15/16	489	525,863
3.63%, 2/07/16	1,761	1,844,260
5.95%, 1/18/18	2,600	2,944,466
Morgan Stanley:
3.80%, 4/29/16 (c)	734	773,092
5.75%, 10/18/16	250	277,457
6.63%, 4/01/18	1,000	1,165,761
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)	140	151,219

		7,682,118
Commercial Services & Supplies — 0.5%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (b)	900	932,298
4.63%, 1/31/18 (b)	200	207,966

		1,140,264
Communications Equipment — 0.1%
Motorola Solutions, Inc., 6.00%, 11/15/17	300	342,913
Consumer Finance — 2.0%
American Express Credit Corp.:
2.75%, 9/15/15 (c)	1,005	1,035,554
1.30%, 7/29/16	1,260	1,269,809
2.80%, 9/19/16	500	521,451
Capital One Financial Corp.:
3.15%, 7/15/16	800	836,686
5.25%, 2/21/17	1,000	1,098,899

		4,762,399
Diversified Financial Services — 6.5%
Bank of America Corp.:
1.25%, 1/11/16	644	647,384
6.50%, 8/01/16	1,107	1,239,900
5.65%, 5/01/18	1,960	2,215,651
Ford Motor Credit Co. LLC:
12.00%, 5/15/15	1,129	1,267,217
5.63%, 9/15/15	994	1,059,561
4.21%, 4/15/16	100	105,980
3.98%, 6/15/16	120	127,149
8.00%, 12/15/16	500	585,227
2.38%, 3/12/19	1,150	1,141,151
ING US, Inc., 2.90%, 2/15/18	1,502	1,538,975
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18	1,000	1,010,647
JPMorgan Chase & Co.:
5.15%, 10/01/15 (c)	680	721,650
2.60%, 1/15/16 (c)	940	966,510
3.45%, 3/01/16	573	600,062

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
3.15%, 7/05/16	$939	$982,616
6.40%, 10/02/17 (c)	655	755,985
JPMorgan Chase Bank, NA, 6.00%, 10/01/17	250	284,779

		15,250,444
Diversified Telecommunication Services — 2.2%
AT&T Inc., 0.90%, 2/12/16 (c)	1,040	1,039,805
Verizon Communications, Inc.:
2.50%, 9/15/16	3,510	3,634,500
2.55%, 6/17/19	400	402,310

		5,076,615
Electric Utilities — 1.1%
Oncor Electric Delivery Co. LLC, 6.38%, 1/15/15	540	563,501
Progress Energy, Inc., 5.63%, 1/15/16	1,000	1,080,971
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)	926	948,286

		2,592,758
Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16	354	401,790
Energy Equipment & Services — 0.2%
Transocean, Inc., 4.95%, 11/15/15	430	456,521
Food Products — 1.1%
Kraft Foods Group, Inc., 2.25%, 6/05/17	450	461,275
WM Wrigley Jr. Co., 2.00%, 10/20/17 (b)	2,200	2,205,333

		2,666,608
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15	425	460,042
Health Care Providers & Services — 0.7%
WellPoint, Inc.:
1.25%, 9/10/15	306	308,049
2.38%, 2/15/17	500	511,109
1.88%, 1/15/18	750	744,384

		1,563,542
Hotels, Restaurants & Leisure — 0.2%
Carnival Corp., 1.88%, 12/15/17	550	546,020
Insurance — 3.0%
AIA Group Ltd., 2.25%, 3/11/19 (b)	500	494,188
American International Group, Inc.:
3.80%, 3/22/17	750	802,425
5.45%, 5/18/17	375	418,478
AXIS Specialty Finance PLC, 2.65%, 4/01/19	400	399,407
Genworth Holdings, Inc., 6.52%, 5/22/18	563	649,325
Hartford Financial Services Group, Inc., 4.00%, 10/15/17	477	512,616
Lincoln National Corp., 4.30%, 6/15/15 (c)	810	842,489
Marsh & McLennan Cos., Inc.:
2.30%, 4/01/17	1,000	1,021,880
9.25%, 4/15/19	600	778,813
XLIT Ltd.:
5.25%, 9/15/14 (c)	850	867,531
2.30%, 12/15/18	300	297,591

		7,084,743
IT Services — 0.4%
Computer Sciences Corp., 2.50%, 9/15/15	345	352,128
The Western Union Co., 2.38%, 12/10/15	500	511,632

		863,760

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	33

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Life Sciences Tools & Services — 1.1%
Life Technologies Corp., 3.50%, 1/15/16	$1,225	$1,276,319
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	1,250	1,281,116

		2,557,435
Machinery — 0.3%
Crane Co., 2.75%, 12/15/18	250	250,746
Pentair Finance SA, 1.35%, 12/01/15	400	402,101

		652,847
Media — 3.5%
Comcast Cable Communications LLC, 8.88%, 5/01/17 (c)	1,000	1,220,018
COX Communications, Inc., 6.25%, 6/01/18 (b)	1,000	1,139,576
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16	1,746	1,814,431
2.40%, 3/15/17	295	301,439
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14	1,010	1,041,563
2.25%, 11/15/17	942	950,863
Omnicom Group, Inc., 5.90%, 4/15/16	254	277,854
SES Global Americas Holdings GP, 2.50%, 3/25/19 (b)	400	397,559
TCM Sub LLC, 3.55%, 1/15/15 (b)	200	204,396
Time Warner Cable, Inc., 5.85%, 5/01/17	135	151,777
Virgin Media Secured Finance PLC, 6.50%, 1/15/18	650	673,563

		8,173,039
Metals & Mining — 1.3%
Anglo American Capital PLC, 9.38%, 4/08/14 (c)	1,200	1,201,498
Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	335	336,922
Rio Tinto Finance USA Ltd.:
8.95%, 5/01/14 (c)	910	916,094
1.88%, 11/02/15	510	518,350

		2,972,864
Multiline Retail — 0.2%
Dollar General Corp., 1.88%, 4/15/18	515	505,998
Multi-Utilities — 0.2%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15	375	401,573
Oil, Gas & Consumable Fuels — 1.7%
Husky Energy, Inc., 7.25%, 12/15/19	556	680,181
Petrohawk Energy Corp.:
7.25%, 8/15/18 (c)	630	668,430
6.25%, 6/01/19	300	326,250
Pioneer Natural Resources Co., 5.88%, 7/15/16	1,290	1,422,937
Southeast Supply Header LLC, 4.85%, 8/15/14 (b)	410	415,482
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16	332	370,560

		3,883,840
Pharmaceuticals — 1.7%
Actavis, Inc., 1.88%, 10/01/17	178	177,200
Mylan, Inc., 6.00%, 11/15/18 (b)	1,000	1,055,730
Perrigo PLC, 2.30%, 11/08/18 (b)	500	494,572
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	1,900	2,028,250
Zoetis, Inc., 1.15%, 2/01/16	250	250,993

		4,006,745

Corporate Bonds	Par (000)	Value
Professional Services — 0.1%
Experian Finance PLC, 2.38%, 6/15/17 (b)(c)	$290	$294,897
Real Estate Investment Trusts (REITs) — 5.3%
ARC Properties Operating Partnership LP/Clark
Acquisition LLC, 2.00%, 2/06/17 (b)	1,150	1,150,340
ERP Operating LP:
6.58%, 4/13/15	900	954,615
5.13%, 3/15/16	432	467,200
5.38%, 8/01/16	568	624,335
HCP, Inc.:
3.75%, 2/01/16	130	136,846
6.00%, 1/30/17	750	843,684
Health Care REIT, Inc.:
6.20%, 6/01/16	600	664,207
4.70%, 9/15/17	1,450	1,584,493
Prologis LP:
4.00%, 1/15/18 (c)	1,400	1,490,884
6.63%, 5/15/18	500	581,781
The Retail Property Trust, 7.88%, 3/15/16 (b)	1,750	1,949,922
Ventas Realty LP, 1.55%, 9/26/16	1,343	1,354,779
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	657	655,499

		12,458,585
Road & Rail — 1.8%
ERAC USA Finance LLC, 6.38%, 10/15/17 (b)	780	897,897
JB Hunt Transport Services, Inc., 2.40%, 3/15/19	188	186,421
Kansas City Southern de Mexico SA de CV, 0.94%, 10/28/16 (a)	850	854,326
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (b)	818	838,155
3.38%, 3/15/18 (b)	965	1,004,634
Ryder System, Inc., 2.45%, 11/15/18	400	400,314

		4,181,747
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc., 2.50%, 11/15/18	1,000	996,893
Specialty Retail — 0.3%
QVC, Inc.:
3.13%, 4/01/19 (b)	500	496,868
7.50%, 10/01/19 (b)	200	212,810

		709,678
Technology Hardware, Storage & Peripherals — 0.3%
Hewlett-Packard Co., 2.63%, 12/09/14 (c)	360	364,838
Seagate HDD Cayman, 3.75%, 11/15/18 (b)	250	257,500

		622,338
Tobacco — 0.4%
Lorillard Tobacco Co., 2.30%, 8/21/17	607	619,345
Reynolds American, Inc., 1.05%, 10/30/15	250	249,805

		869,150
Trading Companies & Distributors — 0.8%
Air Lease Corp.:
4.50%, 1/15/16	300	315,750
3.38%, 1/15/19	500	506,875
GATX Corp., 2.50%, 3/15/19	1,000	989,341

		1,811,966
Wireless Telecommunication Services — 1.6%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)	1,410	1,427,625

See Notes to Financial Statements.

34	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Wireless Telecommunication Services (concluded)
CC Holdings GS V LLC/Crown Castle GS III
Corp., 2.38%, 12/15/17	$100	$100,006
Cricket Communications, Inc., 7.75%, 10/15/20	1,165	1,331,595
Rogers Communications, Inc., 6.80%, 8/15/18	482	572,454
SBA Tower Trust, 4.25%, 4/15/40 (b)	255	263,570

		3,695,250
Total Corporate Bonds — 48.0%		111,920,114

Foreign Agency Obligations
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)	1,010	1,027,170
Corp Nacional del Cobre de Chile, 4.75%, 10/15/14 (b)(c)	620	630,560
Electricite de France, 1.15%, 1/20/17 (b)	692	690,880
Petrobras Global Finance BV, 2.00%, 5/20/16	443	439,124
Petrobras International Finance Co., 3.88%, 1/27/16	380	390,237
Sinopec Capital Ltd., 1.25%, 4/24/16 (b)	750	748,631
Total Foreign Agency Obligations — 1.7%		3,926,602

Foreign Government Obligations
Iceland — 0.5%
Republic of Iceland:
4.88%, 6/16/16	795	837,731
4.88%, 6/16/16	315	331,931

		1,169,662
Latvia — 0.5%
Republic of Latvia, 5.25%, 2/22/17	1,000	1,087,700
Total Foreign Government Obligations — 1.0%		2,257,362

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.5%
Arran Residential Mortgages Funding PLC,
Series 2011-1A, Class A2C, 1.69%, 11/19/47 (a)(b)	708	716,106
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-7, Class 4A, 2.79%, 10/25/34 (a)	65	64,740
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, 0.89%, 11/25/34 (a)	7	6,612
Countrywide Home Loan Mortgage Pass-Through
Trust, Series 2004-HYB1, Class 2A, 2.60%, 5/20/34 (a)	200	190,077
Granite Master Issuer PLC:
Series 2006-1A, Class A5, 0.30%, 12/20/54 (a)(b)	644	639,863
Series 2006-3, Class A3, 0.24%, 12/20/54 (a)	586	581,933
Series 2006-3, Class A4, 0.24%, 12/20/54 (a)	674	669,199

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Holmes Master Issuer PLC:
Series 2011-3A, Class A2, 1.79%, 10/21/54 (a)(b)	$242	$243,825
Series 2011-3X, Class A2, 1.79%, 10/15/54 (a)	340	342,996
Series 2012-1A, Class A2, 1.89%, 10/15/54 (a)(b)	989	999,528
Series 2012-1X, Class A2, 1.89%, 10/15/54 (a)	828	837,003
Lanark Master Issuer PLC, Series 2012-2A,
Class 1A, 1.64%, 12/22/54 (a)(b)	425	431,663
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 4A1, 2.43%, 6/25/34 (a)	190	192,403

		5,915,948
Commercial Mortgage-Backed Securities — 24.1%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A3, 5.45%, 1/15/49	142	141,517
Series 2007-3, Class A1A, 5.60%, 6/10/49 (a)	576	624,478
Series 2007-5, Class A3, 5.62%, 2/10/51	68	67,842
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-3, Class A2, 4.50%, 7/10/43	61	61,271
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PWR8, Class A4 4.67%, 6/11/41	2,644	2,735,227
Series 2006-PW12, Class A4, 5.71%, 9/11/38 (a)	1,000	1,088,534
Series 2007-PW15, Class A1A, 5.32%, 2/11/44	1,372	1,490,959
Series 2007-PW16, Class A4, 5.71%, 6/11/40 (a)	700	783,053
Series 2007-PW16, Class AM, 5.71%, 6/11/40 (a)	750	836,130
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (a)	854	944,438
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2005-CD1, Class A4, 5.22%, 7/15/44 (a)	873	916,272
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)	775	866,492
Commercial Mortgage Trust:
Series 2007-C9, Class A4, 5.80%, 12/10/49 (a)	1,440	1,617,441
Series 2010-C1, Class A1, 3.16%, 7/10/46 (b)	665	681,500
Series 2013-CR12, Class A2, 2.90%, 10/10/46	1,730	1,779,900
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)	1,115	1,121,764
Series 2013-SFS, Class A1, 1.87%, 4/12/35 (b)	444	430,186
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	1,380	1,406,624
Credit Suisse Commercial Mortgage Trust:
Series 2007-C4, Class A3, 5.97%, 9/15/39 (a)	352	353,478

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	35

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (a)	$765	$816,610
Series 2008-C1, Class A2, 6.03%, 2/15/41 (a)	286	291,855
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	933	946,798
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, 0.34%, 4/15/22 (a)(b)	1,089	1,080,036
Del Coronado Trust, Series 2013-HDC, Class A, 0.96%, 3/15/26 (a)(b)	325	325,019
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)	1,045	1,125,327
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)	155	154,554
GE Capital Commercial Mortgage Corp. Trust:
Series 2007-C1, Class A1A, 5.48%, 12/10/49 (a)	805	873,206
Series 2007-C1, Class A2, 5.42%, 12/10/49	480	480,546
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38 (a)	376	379,837
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class A4, 5.83%, 7/10/38 (a)	1,173	1,275,309
Series 2007-GG9, Class A1A, 5.43%, 3/10/39	1,427	1,573,437
GS Mortgage Securities Trust:
Series 2006-GG6, Class A4, 5.55%, 4/10/38 (a)	1,000	1,067,994
Series 2007-GG10, Class A1A, 5.82%, 8/10/45 (a)	260	285,697
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (b)	1,675	1,703,921
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-C2, Class A3, 5.55%, 5/15/41 (a)	47	46,797
Series 2004-C3, Class A5, 4.88%, 1/15/42	540	549,964
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	519	521,218
Series 2005-LDP3, Class A4A, 4.94%, 8/15/42 (a)	617	642,386
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	2,910	3,177,051
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (a)	996	1,090,365
Series 2007-CB18, Class A4, 5.44%, 6/12/47	1,750	1,921,139
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (a)	903	1,013,959
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A6, 4.79%, 10/15/14 (a)	336	338,922
Series 2005-C2, Class A5 5.15%, 4/15/30 (a)	450	464,053
Series 2005-C5, Class A4, 4.95%, 9/15/30	547	569,127
Series 2007-C1, Class A4, 5.42%, 2/15/40	580	636,566
Series 2007-C2, Class A3, 5.43%, 2/15/40	792	872,473

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-C6, Class AM, 6.11%, 7/15/40 (a)	$285	$315,235
Series 2007-C7, Class AM, 6.15%, 9/15/45 (a)	1,350	1,539,063
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4, 4.75%, 5/12/15 (a)	500	511,077
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class A1A, 5.17%, 12/12/49	998	1,084,385
Series 2006-4, Class AM, 5.20%, 12/12/49	750	817,013
Morgan Stanley Capital I Trust:
Series 2005-HQ7, Class A4, 5.21%, 11/14/42 (a)	791	828,474
Series 2006-IQ12, Class A1A, 5.32%, 12/15/43	871	951,296
Series 2006-IQ12, Class A4, 5.33%, 12/15/43	628	680,028
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)	126	127,865
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)	673	675,167
Motel 6 Trust:
Series 2012-MTL6, Class A 1, 1.50%, 10/05/25 (b)	187	185,757
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (b)	885	878,194
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)	238	235,462
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C23, Class A4, 5.42%, 1/15/45 (a)	1,277	1,350,826
Series 2006-C29, Class A1A, 5.30%, 11/15/48	792	864,224
Series 2007-C32, Class A1A, 5.72%, 6/15/49 (a)	918	1,010,976
Series 2007-C33, Class AM, 5.92%, 2/15/51 (a)	610	676,359
Series 2007-C33, Class A4, 5.94%, 2/15/51 (a)	570	624,508
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)	276	276,259
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.79%, 2/15/44 (b)	480	502,065

		56,305,505
Interest Only Commercial Mortgage-Backed Securities — 1.9%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 1.93%, 8/15/45 (a)	1,104	118,763
Series 2013-CR7, Class XA, 1.60%, 3/10/46 (a)	3,620	315,394
Series 2013-LC13, Class XA, 1.47%, 8/10/46 (a)	5,633	448,884
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 1.94%, 12/15/47 (a)	4,708	479,830
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C17, Class XA, 1.10%, 1/15/47 (a)	3,658	252,180
Series 2013-LC11, Class XA, 1.58%, 4/15/46 (a)	5,272	494,238

See Notes to Financial Statements.

36	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class XA, 1.25%, 11/15/46 (a)	$4,239	$335,967
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.25%, 11/15/45 (a)(b)	3,332	404,040
Series 2013-C14, Class XA, 0.93%, 6/15/46 (a)	9,879	570,052
Series 2013-C15, Class XA, 0.71%, 8/15/46 (a)	7,831	322,075
Series 2014-LC14, Class XA, 1.48%, 3/15/47 (a)	6,493	591,988

		4,333,411
Total Non-Agency Mortgage-Backed Securities — 28.5%		66,554,864

Taxable Municipal Bonds
State of California GO:
5.10%, 8/01/14	25	25,392
3.95%, 11/01/15	175	184,261
Total Taxable Municipal Bonds — 0.1%		209,653

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.6%
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	674	731,008
Series 3986, Class M, 4.50%, 9/15/41	592	635,309
Ginnie Mae, Series 2006-3, Class B, 5.09%, 1/16/37 (a)	52	52,864

		1,419,181
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates, Series K003, Class A2, 3.61%, 6/25/14	63	62,733
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2013-M5, Class X2, 2.39%, 1/25/22	1,560	196,256
Freddie Mac, Series K710, Class X1, 1.78%, 5/25/19 (a)	2,886	222,325

		418,581
Mortgage-Backed Securities — 13.7%
Fannie Mae Mortgage-Backed Securities:
2.00%, 4/01/29 (f)	1,350	1,313,719
2.50%, 12/01/27-4/01/29 (f)	8,960	8,957,440
3.00%, 4/01/29 (f)	6,700	6,882,156
3.50%, 4/01/29 (f)	3,150	3,302,578
3.73%, 9/01/42 (a)	1,595	1,675,386
4.00%, 4/01/44 (f)	5,500	5,716,563
5.00%, 7/01/19-7/01/25	2,061	2,204,686
Freddie Mac Mortgage-Backed Securities:
5.00%, 1/01/19-9/01/21	943	999,546
5.50%, 5/01/22	825	893,581

		31,945,655
Total U.S. Government Sponsored Agency Securities — 14.5%		33,846,150

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.63%, 10/15/16-11/15/16 (c)	$22,799	$22,757,488
0.88%, 1/31/17 (c)	3,390	3,394,237
0.75%, 3/15/17 (c)	26,300	26,201,375
Total U.S. Treasury Obligations — 22.5%		52,353,100
Total Long-Term Investments Cost — $312,215,081) — 133.8%		311,962,300

Short-Term Securities	Shares
Dreyfus Treasury Prime, 0.00% (g)	6,722,437	6,722,437
Total Short-Term Securities (Cost — $6,722,437) — 2.9%		6,722,437

Options Purchased
(Cost — $562,784) — 0.2%		458,372
Total Investments Before TBA Sale Commitments and Options Written (Cost — $319,500,302) — 136.9%		319,143,109

TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities, 3.50%, 4/01/29	$2,200	(2,306,563)
Total TBA Sale Commitments (Proceeds — $2,312,406) — (1.0)%		(2,306,563)

Options Written
(Premiums Received — $ 30,251) — (0.0)%		(42,189)
Total Investments Net of TBA Sale Commitments and Options Written — 135.9%		316,794,357
Liabilities in Excess of Other Assets — (35.9)%		(83,677,046)

Net Assets — 100.0%		$233,117,311

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	37

Schedule of Investments (continued)	Series S Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Convertible security.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Depreciation
Barclays Capital, Inc.	$1,974,813	$(3,562)
Credit Suisse Securities (USA) LLC	$1,572,656	$(6,797)
Deutsche Bank Securities, Inc.	$7,603,969	$(6,523)
Goldman Sachs & Co.	$3,369,781	$(9,625)
J.P. Morgan Securities LLC	$3,728,348	$(3,336)
Morgan Stanley & Co. LLC	$1,729,922	$(4,254)

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	2/07/13	Open	$281,354	$282,495
Barclays Capital, Inc.	0.35%	2/07/13	Open	934,301	938,089
Barclays Capital, Inc.	0.35%	2/07/13	Open	1,278,225	1,283,407
Credit Suisse Securities (USA) LLC	0.35%	2/11/13	Open	763,075	763,939
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	335,700	336,881
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	635,500	637,737
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	655,988	658,297
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	715,700	718,219
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	812,025	814,883
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	846,813	849,793
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,006,688	1,010,231
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,015,050	1,018,622
BNP Paribas Securities Corp.	0.34%	5/07/13	Open	743,000	745,309
BNP Paribas Securities Corp.	0.34%	5/07/13	Open	1,227,000	1,230,813
Deutsche Bank Securities, Inc.	0.32%	6/06/13	Open	990,000	992,631
BNP Paribas Securities Corp.	0.08%	10/29/13	Open	15,118,874	15,126,635
Deutsche Bank Securities, Inc.	0.09%	12/05/13	Open	3,504,375	3,504,375
Deutsche Bank Securities, Inc.	0.32%	2/11/14	Open	1,384,000	1,384,599
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.05%	2/28/14	Open	4,015,000	4,015,142
BNP Paribas Securities Corp.	0.07%	3/21/14	Open	3,394,238	3,394,309
Deutsche Bank Securities, Inc.	0.08%	3/24/14	Open	26,168,500	26,168,955
Total				$65,825,406	$65,875,361

[1]	Rate shown is as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation/ (Depreciation)
63	Euro Dollar Futures	Chicago Mercantile	December 2017	$15,256,238	$(1,211)
34	Euro Dollar Futures	Chicago Mercantile	December 2018	$8,184,225	(2,814)
140	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	$30,738,750	(42,634)
(97)	Euro Dollar Futures	Chicago Mercantile	December 2016	$23,686,188	(5,041)
(207)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	$24,623,297	147,011
(122)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$15,067,000	75,842
Total					$171,153

See Notes to Financial Statements.

38	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (continued)	Series S Portfolio

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	$124	4/25/14	75	$48,047
U.S. Treasury Notes (10 Year)	Put	$122	4/25/14	75	8,203
Euro Dollar 1-Year Mid-Curve	Put	$99	6/13/14	211	29,013
Total					$85,263

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	$122.50	4/25/14	150	$(42,189)

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	$4,000	$29,249
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	$2,000	14,826
3-Year Interest Rate Swap	BNP Paribas S.A.	Call	1.80%	Receive	3-month LIBOR	1/09/15	$4,500	51,680
3-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.80%	Receive	3-month LIBOR	1/09/15	$4,500	51,906
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	$4,000	30,080
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	$2,000	14,826
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.85%	Pay	3-month LIBOR	11/07/14	$27,900	118,377
3-Year Interest Rate Swap	BNP Paribas S.A.	Put	1.80%	Pay	3-month LIBOR	1/09/15	$4,500	31,135
3-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	1.80%	Pay	3-month LIBOR	1/09/15	$4,500	31,030
Total								$373,109

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.48%[1]	3-month LIBOR	Chicago Mercantile	10/15/15	$6,800	$(20,842)
0.84%[1]	3-month LIBOR	Chicago Mercantile	8/16/16	$4,500	(16,127)
0.99%[1]	3-month LIBOR	Chicago Mercantile	9/04/17	$3,950	25,314
1.16%[1]	3-month LIBOR	Chicago Mercantile	7/15/18	$6,500	92,535
1.68%[1]	3-month LIBOR	Chicago Mercantile	8/31/18	$10,000	1,383
1.67%[1]	3-month LIBOR	Chicago Mercantile	8/31/18	$8,200	2,808
1.71%[2]	3-month LIBOR	Chicago Mercantile	1/16/19	$5,600	9,720
Total					$94,791

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	Centrally cleared credit default swaps – sold protection outstanding as of March 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	BBB+	$2,700	$2,878

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	39

Schedule of Investments (continued)	Series S Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$40,894,455	—	$40,894,455
Corporate Bonds	—	110,492,489	$1,427,625	111,920,114
Foreign Agency Obligations	—	3,926,602	—	3,926,602
Foreign Government Obligations	—	2,257,362	—	2,257,362
Non-Agency Mortgage-Backed Securities	—	66,319,402	235,462	66,554,864
Taxable Municipal Bonds	—	209,653	—	209,653
U.S. Government Sponsored Agency Securities	—	33,846,150	—	33,846,150
U.S. Treasury Obligations	—	52,353,100	—	52,353,100
Short-Term Securities	$6,722,437	—	—	6,722,437
Options Purchased	85,263	373,109	—	458,372
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(2,306,563)	—	(2,306,563)
Total	$6,807,700	$308,365,759	$1,663,087	$316,836,546

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$222,853	$131,760	—	$354,613
Credit contracts	—	2,878	—	2,878
Liabilities:
Interest rate contracts	(93,889)	(36,969)	—	(130,858)
Total	$128,964	$97,669	—	$226,633

[1]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

40	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Schedule of Investments (concluded)	Series S Portfolio

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,080,356	—	—	$1,080,356
Cash pledged for financial futures contracts	402,000	—	—	402,000
Cash pledged for centrally cleared swaps	365,000	—	—	365,000
Liabilities:
Reverse repurchase agreements	—	$(65,875,361)	—	(65,875,361)
Total	$1,847,356	$(65,875,361)	—	$(64,028,005)

There were no transfers between Level 1 and Level 2 during the year ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2013	$3,151,630	$345,121	$3,496,751
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	5,639	104	5,743
Net realized gain (loss)	—	1,271	1,271
Net change in unrealized appreciation/depreciation[1,2]	10,356	(977)	9,379
Purchases	—	—	—
Sales	(740,000)	(110,057)	(850,057)
Maturities	(1,000,000)	—	(1,000,000)
Closing Balance, as of March 31, 2014	$1,427,625	$235,462	$1,663,087

Net change in unrealized appreciation/depreciation on investments still held at March 31, 20142	$11,257	$(977)	$10,280

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	41

Statements of Assets and Liabilities

March 31, 2014	Series C Portfolio	Series M Portfolio	Series P Portfolio	Series S Portfolio

Assets
Investments at value — unaffiliated[1]	$336,628,205	$664,617,393	—	$319,143,109
Investments at value — affiliated[2]	—	—	$62,485,083	—
Cash	21,059	16,950	191,996,170	1,080,356
Cash pledged for financial futures contracts	332,000	122,000	1,852,000	402,000
Cash pledged for centrally cleared swaps	150,000	235,000	3,741,000	365,000
Variation margin receivable on centrally cleared swaps	798	—	166,985	—
Variation margin receivable on financial futures contracts	32,852	11,272	82,651	22,679
Investments sold receivable	10,696	2,436,667	—	463,357
TBA sale commitments receivable	—	112,967,871	—	2,312,406
Swaps receivable	—	1,707	—	—
Swap premiums paid	75,574	9,708	—	—
Unrealized appreciation on OTC swaps	136,806	286,890	—	—
Capital shares sold receivable	1,002,910	1,377,564	1,521,353	453,880
Interest receivable	4,028,222	725,030	—	1,654,359
Receivable from Manager	33,000	34,017	33,309	26,840
Principal paydowns receivable	—	9,918	—	—
Dividends receivable — affiliated	—	—	140,251	—
Prepaid expenses	16,576	17,393	22,691	13,163

Total assets	342,468,698	782,869,380	262,041,493	325,937,149

Liabilities
Options written at value[3]	937,270	25,188	—	42,189
TBA sale commitments at value[4]	—	112,978,270	—	2,306,563
Reverse repurchase agreements	18,478,488	—	—	65,875,361
Cash received as collateral for OTC derivatives	100,000	500,000	—	—
Variation margin payable on centrally cleared swaps	—	10,744	—	15,214
Variation margin payable on financial futures contracts	32,318	9,375	27,649	20,944
Investments purchased payable	2,045,157	337,736,197	—	23,637,010
Swap premiums received	101,998	24,695	—	—
Unrealized depreciation on OTC swaps	209,435	9,239	—	—
Income dividends payable	1,110,226	460,155	—	516,149
Capital shares redeemed payable	1,077,994	1,119,158	93,201	300,543
Professional fees payable	57,537	53,056	56,244	55,735
Officer’s and Trustees’ fees payable	7,625	7,511	7,285	7,259
Other accrued expenses payable	63,629	79,150	26,695	42,871

Total liabilities	24,221,677	453,012,738	211,074	92,819,838

Net Assets	$318,247,021	$329,856,642	$261,830,419	$233,117,311

Net Assets Consist of
Paid-in capital	$299,928,481	$333,031,515	$263,150,945	$233,615,549
Undistributed (distributions in excess of) net investment income	(55,196)	187,077	90,789	(171,159)
Accumulated net realized gain (loss)	2,079,607	(4,531,503)	(1,436,513)	(232,613)
Net unrealized appreciation/depreciation	16,294,129	1,169,553	25,198	(94,466)

Net Assets	$318,247,021	$329,856,642	$261,830,419	$233,117,311

Net Asset Value
Shares outstanding[5]	30,017,322	33,997,844	25,577,463	23,681,423

Net asset value	$10.60	$9.70	$10.24	$9.84

[1] Investments at cost — unaffiliated	$320,803,064	$663,776,088	—	$319,500,302
[2] Investments at cost — affiliated	—	—	$62,474,107	—
[3] Premiums received	$1,438,530	$15,395	—	$30,251
[4] Proceeds from TBA sale commitments	—	$112,967,871	—	$2,312,406
[5] Unlimited shares authorized, $0.001 par value.

See Notes to Financial Statements.

42	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Statements of Operations

Year Ended March 31, 2014	Series C Portfolio	Series M Portfolio	Series P Portfolio	Series S Portfolio

Investment Income
Interest	$14,272,126	$5,474,541	$930	$4,802,225
Dividends — unaffiliated	30	61	—	140
Dividends — affiliated	—	—	937,466	—

Total income	14,272,156	5,474,602	938,396	4,802,365

Expenses
Transfer agent	120,695	119,762	24,816	33,306
Professional	81,573	72,091	60,162	68,255
Administration	79,781	68,738	40,301	51,243
Registration	33,404	34,634	21,492	29,352
Custodian	22,785	50,501	10,013	17,020
Officer and Trustees	21,732	20,922	19,371	20,170
Printing	14,675	12,231	11,217	10,625
Offering	—	—	47,352	—
Insurance	5,354	4,868	381	1,334
Miscellaneous	61,679	62,014	4,163	56,105

Total expenses excluding interest expense	441,678	445,761	239,268	287,410
Interest expense[1]	59,936	—	—	107,565

Total expenses	501,614	445,761	239,268	394,975
Less administration fees waived	—	—	(3,419)	—
Less expenses reimbursed by Manager	(441,243)	(445,326)	(235,414)	(286,975)

Total expenses after fees waived and/or reimbursed	60,371	435	435	108,000

Net investment income	14,211,785	5,474,167	937,961	4,694,365

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	5,243,275	(2,082,744)	58,330	(368,116)
Capital gain distributions from affiliated investment companies	—	—	83,216	—
Options written	(160,189)	(6,395)	—	78,393
Financial futures contracts	(969,134)	(182,815)	(1,404,745)	814,567
Swaps	897,299	889,708	(1,116,583)	(196,515)

	5,011,251	(1,382,246)	(2,379,782)	328,329

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(12,315,703)	(4,053,063)	—	(1,657,975)
Investments — affiliated	—	—	10,976	—
Options written	438,432	(9,793)	—	(62,585)
Financial futures contracts	165,773	241,198	828,809	231,043
Swaps	(211,994)	321,277	(807,553)	149,736

	(11,923,492)	(3,500,381)	32,232	(1,339,781)

Total realized and unrealized loss	(6,912,241)	(4,882,627)	(2,347,550)	(1,011,452)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,299,544	$591,540	$(1,409,589)	$3,682,913

[1]	See Note 8 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	43

Statements of Changes in Net Assets

	Series C Portfolio		Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$14,211,785	$16,554,722	$5,474,167	$6,158,771
Net realized gain (loss)	5,011,251	11,059,702	(1,382,246)	11,528,904
Net change in unrealized appreciation/depreciation	(11,923,492)	3,662,583	(3,500,381)	(1,122,101)

Net increase in net assets resulting from operations	7,299,544	31,277,007	591,540	16,565,574

Dividends and Distributions to Shareholders From[1]
Net investment income	(14,022,130)	(16,488,525)	(6,547,063)	(9,058,560)
Net realized gain	(5,063,534)	—	(258,487)	(25,265,982)

Decrease in net assets resulting from dividends and distributions to shareholders	(19,085,664)	(16,488,525)	(6,805,550)	(34,324,542)

Capital Share Transactions
Shares sold	65,500,228	128,351,467	155,701,977	63,989,012
Shares redeemed	(104,110,643)	(116,491,455)	(87,486,128)	(96,551,693)

Net increase (decrease) in net assets derived from capital share transactions	(38,610,415)	11,860,012	68,215,849	(32,562,681)

Net Assets
Total increase (decrease) in net assets	(50,396,535)	26,648,494	62,001,839	(50,321,649)
Beginning of year	368,643,556	341,995,062	267,854,803	318,176,452

End of year	$318,247,021	$368,643,556	$329,856,642	$267,854,803

Undistributed (distributions in excess of) net investment income, end of year	$(55,196)	$(51,901)	$187,077	$116,682

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Statements of Changes in Net Assets (concluded)

	Series P Portfolio		Series S Portfolio
	Year Ended March 31,	Period March 20, 2013[1]	Year Ended March 31,
Increase in Net Assets:	2014	to March 31, 2013	2014	2013

Operations
Net investment income	$937,961	$554	$4,694,365	$4,655,640
Net realized gain (loss)	(2,379,782)	(23,000)	328,329	1,667,468
Net change in unrealized appreciation/depreciation	32,232	(7,034)	(1,339,781)	(540,903)

Net increase (decrease) in net assets resulting from operations	(1,409,589)	(29,480)	3,682,913	5,782,205

Dividends and Distributions to Shareholders From[2]
Net investment income	—	—	(5,296,797)	(4,595,381)
Net realized gain	—	—	(1,002,862)	(1,130,528)

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(6,299,659)	(5,725,909)

Capital Share Transactions
Shares sold	273,575,140	7,588,306	155,385,390	74,019,069
Shares redeemed	(17,893,958)	—	(70,955,037)	(58,312,868)

Net increase in net assets derived from capital share transactions	255,681,182	7,588,306	84,430,353	15,706,201

Net Assets
Total increase in net assets	254,271,593	7,558,826	81,813,607	15,762,497
Beginning of period	7,558,826	—	151,303,704	135,541,207

End of period	$261,830,419	$7,558,826	$233,117,311	$151,303,704

Undistributed (distributions in excess of) net investment income, end of period	$90,789	—	$(171,159)	$(189,526)

[1]	Commencement of operations.

[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	45

Statement of Cash Flows

Year Ended March 31, 2014	Series S Portfolio

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$3,682,913
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in cash pledged for financial futures contracts	(263,000)
Increase in cash pledged for centrally cleared swaps	(365,000)
Decrease in cash pledged as collateral for reverse repurchase agreements	266,000
Decrease in variation margin receivable on financial futures contracts	19,695
Increase in interest receivable	(312,354)
Increase in receivable from Manager	(11,079)
Decrease in swap premiums paid	105,523
Decrease in prepaid expenses	1,532
Increase in variation margin payable on financial futures contracts	20,944
Increase in variation margin payable on centrally cleared swaps	15,214
Increase in professional fees payable	361
Decrease in officer’s and Trustees’ fees payable	(253)
Decrease in other accrued expenses payable	(830)
Increase in interest expense payable	21,672
Decrease in swap premiums received	(59,021)
Amortization of premium and accretion of discount on investments	2,456,862
Net realized gain (loss) on investments and options written	289,723
Net unrealized gain (loss) on investments	1,668,493
Premiums received from options written	30,251
Premiums paid on closing options written	(49,657)
Purchases of long-term investments	(710,065,183)
Proceeds from sales of long-term investments	589,324,470
Net proceeds from sales of short-term securities	3,548,417

Cash used for operating activities	(109,674,307)

Cash Provided by Financing Activities
Net borrowing of reverse repurchase agreements	30,706,305
Proceeds from issuance of capital shares	155,432,935
Payments on redemption of capital shares	(70,925,088)
Cash dividends and distributions paid to shareholders	(6,134,537)

Cash provided by financing activities	109,079,615

Cash
Net decrease in cash	(594,692)
Cash at beginning of year	1,675,048

Cash at end of year	$1,080,356

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$85,893

See Notes to Financial Statements.

46	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Financial Highlights

	Series C Portfolio
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$10.95	$10.53	$10.04	$9.81	$8.74

Net investment income[1]	0.45	0.47	0.52	0.53	0.53
Net realized and unrealized gain	(0.19)	0.42	0.48	0.22	1.07

Net increase (decrease) from investment operations	0.26	0.89	1.00	0.75	1.60

Dividends and distributions from:[2]
Net investment income	(0.45)	(0.47)	(0.51)	(0.52)	(0.53)
Net realized gain	(0.16)	—	—	—	—

Total dividends and distributions	(0.61)	(0.47)	(0.51)	(0.52)	(0.53)

Net asset value, end of year	$10.60	$10.95	$10.53	$10.04	$9.81

Total Investment Return[3]
Based on net asset value	2.55%	8.53%	10.20%	7.73%	18.68%

Ratios to Average Net Assets
Total expenses	0.15%	0.13%	0.14%	0.14%	0.14%

Total expenses after fees reimbursed	0.02%	0.01%	0.01%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	4.27%	4.31%	5.02%	5.24%	5.64%

Supplemental Data
Net assets, end of year (000)	$318,247	$368,644	$341,995	$314,835	$364,790

Portfolio turnover	43%	51%	41%	55%	51%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	47

Financial Highlights

	Series M Portfolio
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$9.89	$10.52	$9.44	$9.21	$8.66

Net investment income[1]	0.19	0.21	0.28	0.29	0.38
Net realized and unrealized gain	(0.14)	0.35	1.07	0.26	0.55

Net increase (decrease) from investment operations	0.05	0.56	1.35	0.55	0.93

Dividends and distributions from:[2]
Net investment income	(0.23)	(0.31)	(0.27)	(0.32)	(0.38)
Net realized gain	(0.01)	(0.88)	—	—	—

Total dividends and distributions	(0.24)	(1.19)	(0.27)	(0.32)	(0.38)

Net asset value, end of year	$9.70	$9.89	$10.52	$9.44	$9.21

Total Investment Return[3]
Based on net asset value	0.52%	5.33%	14.46%	5.91%	11.11%

Ratios to Average Net Assets
Total expenses	0.16%[4]	0.14%	0.13%	0.12%	0.13%

Total expenses after fees reimbursed	0.00%[4]	0.00%	0.00%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%[4]	0.00%	0.00%	0.00%	0.00%

Net investment income	1.97%[4]	2.00%	2.76%	3.04%	4.27%

Supplemental Data
Net assets, end of year (000)	$329,857	$267,855	$318,176	$313,345	$360,903

Portfolio turnover	1,879%[5]	798%[6]	523%[7]	301%[8]	178%[9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[5]	Includes mortgage dollar roll transactions and TBA Sale Commitments. Excluding mortgage dollar roll transactions the portfolio turnover would have been 1,131%.

[6]

Includes mortgage dollar roll transactions. Excluding these transactions portfolio turnover was 518%. Including TBA Sale Commitments, to conform to the current year presentation, portfolio turnover was 1,355%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 941%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 88%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 92%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 83%.

See Notes to Financial Statements.

48	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Financial Highlights

	Series P Portfolio
	Year Ended March 31, 2014	Period March 20, 2013[1] to March 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$9.96	$10.00

Net investment income[2]	0.07	0.00 [3]
Net realized and unrealized gain (loss)	0.21	(0.04)

Net increase (decrease) from investment operations	0.28	(0.04)

Net asset value, end of period	$10.24	$9.96

Total Investment Return[4]
Based on net asset value	2.81%	(0.40)%[5]

Ratios to Average Net Assets
Total expenses	0.18%[6]	41.03%[6,7,8]

Total expenses after fees waived and/or reimbursed	0.00%[6]	0.00%[6,7]

Net investment income	0.69%[6]	0.38%[6,7]

Supplemental Data
Net assets, end of period (000)	$261,830	$7,559

Portfolio turnover	6%	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[7]	Annualized.

[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 43.36%.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	49

Financial Highlights

	Series S Portfolio
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$10.02	$10.03	$10.01	$10.14	$9.74

Net investment income[1]	0.24	0.35	0.29	0.29	0.37
Net realized and unrealized gain	(0.08)	0.09	0.10	0.08	0.46

Net increase from investment operations	0.16	0.44	0.39	0.37	0.83

Dividends and distributions from:[2]
Net investment income	(0.28)	(0.35)	(0.32)	(0.31)	(0.38)
Net realized gain	(0.06)	(0.10)	(0.05)	(0.19)	(0.05)

Total dividends and distributions	(0.34)	(0.45)	(0.37)	(0.50)	(0.43)

Net asset value, end of year	$9.84	$10.02	$10.03	$10.01	$10.14

Total Investment Return[3]
Based on net asset value	1.66%	4.47%	4.03%	3.73%	8.68%

Ratios to Average Net Assets
Total expenses	0.21%	0.35%	0.23%	0.18%	0.19%

Total expenses after fees reimbursed	0.06%	0.14%	0.05%	0.03%	0.01%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.47%	3.59%	2.90%	2.93%	3.65%

Supplemental Data
Net assets, end of year (000)	$233,117	$151,304	$135,541	$177,913	$142,984

Portfolio turnover	239%[4]	123%[5]	192%[6]	131%[7]	117%[8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 183%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 120%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 121%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 105%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 114%.

See Notes to Financial Statements.

50	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Allocation Target Shares: Series C Portfolio (“Series C”), BlackRock Allocation Target Shares: Series M Portfolio (“Series M”), BlackRock Allocation Target Shares: Series P Portfolio (“Series P”) and BlackRock Allocation Target Shares: Series S Portfolio (“Series S”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust.

Shares of the Funds are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale

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Notes to Financial Statements (continued)

prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Each Fund’s dividends from net investment income are declared daily and paid monthly, except Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns, except Series P, remains open for each of the four years ended March 31, 2014. The statute of limitations on Series P’s U.S. federal tax return remains open for the year ended March, 31, 2014 and the period ended March 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations by Series P.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an

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Notes to Financial Statements (continued)

inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully

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Notes to Financial Statements (continued)

collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date.

The Funds receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse repurchase transactions and treasury roll transactions are entered into by the Funds under Master Repurchase Agreements (MRA), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

The following tables are a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of March 31, 2014:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount[2]
Series C
BNP Paribas Securities Corp.	$5,629,760	$(5,629,760)	—	—
Deutsche Bank Securities, Inc.	5,347,120	(5,347,120)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	681,034	(679,162)	—	$1,872
UBS Securities LLC	6,820,574	(6,820,574)	—	—
Total	$18,478,488	$(18,476,616)	—	$1,872

Series S
Barclays Capital, Inc.	$2,503,991	$(2,503,991)	—	—
BNP Paribas Securities Corp.	20,497,066	(20,497,066)	—	—
Credit Suisse Securities (USA) LLC	6,808,602	(6,808,602)	—	—
Deutsche Bank Securities, Inc.	32,050,560	(32,050,560)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,015,142	(4,015,142)	—	—
Total	$65,875,361	$(65,875,361)	—	—

[1]

Net collateral with a value of $18,939,151 and $66,452,081, respectively, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk or interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

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Notes to Financial Statements (continued)

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the

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Notes to Financial Statements (continued)

extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivative Assets
		Series C	Series M	Series P	Series S
	Statements of Assets and Liabilities Location	Value
	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps;
Interest rate contracts	Swap premiums paid; Investments at value[2]	$1,704,265	$484,531	$891,376	$812,985
Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid	212,271	—	—	2,878
Total		$1,916,536	$484,531	$891,376	$815,863

	Derivative Liabilities
		Series C	Series M	Series P	Series S
	Statements of Assets and Liabilities Location	Value
	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on OTC swaps;
Interest rate contracts	Swap premiums received; Options written at value	$1,110,774	$130,541	$877,154	$130,858
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	304,099	—	—	—
Total		$1,414,873	$130,541	$877,154	$130,858

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended March 31, 2014
	Net Realized Gain (Loss) From
	Series C	Series M	Series P	Series S
Interest rate contracts:
Financial futures contracts	$(969,134)	$(182,815)	$(1,404,745)	$814,567
Swaps	945,289	889,708	(1,116,583)	6,067
Options[1]	386,113	13,417	—	(146,373)
Credit contracts:
Swaps	(47,990)	—	—	(202,582)
Options[1]	(36,110)	—	—	—
Total	$278,168	$720,310	$(2,521,328)	$471,679

	Net Change in Unrealized Appreciation/Depreciation on
	Series C	Series M	Series P	Series S
Interest rate contracts:
Financial futures contracts	$165,773	$241,198	$828,809	$231,043
Swaps	(128,688)	321,277	(807,553)	111,306
Options[1]	64,978	6,271	—	(90,988)
Credit contracts:
Swaps	(83,306)	—	—	38,430
Total	$18,757	$568,746	$21,256	$289,791

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Series C	Series M	Series P	Series S
Financial futures contracts:
Average number of contracts purchased	294	981	45	380
Average number of contracts sold	146	52	1,056	345
Average notional value of contracts purchased	$41,428,911	$149,796,043	$8,637,095	$84,117,854
Average notional value of contracts sold	$18,271,954	$7,602,671	$145,025,899	$44,859,887

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	57

Notes to Financial Statements (continued)

	Series C	Series M	Series P	Series S
Options:
Average number of option contracts purchased	—	31	—	90
Average number of option contracts written	—	16	—	38
Average notional value of option contracts purchased	—	$7,672,500	—	$17,682,344
Average notional value of option contracts written	—	$3,749,063	—	$4,593,750
Average number of swaption contracts purchased	7	—	—	3
Average number of swaption contracts written	2	—	—	2
Average notional value of swaption contracts purchased	$57,062,500	—	—	$17,725,000
Average notional value of swaption contracts written	$69,100,000	—	—	$9,750,000
Credit default swaps:
Average number of contracts - buy protection	11	—	—	2
Average number of contracts - sell protection	7	—	—	1
Average notional value - buy protection	$10,952,500	—	—	$2,167,500
Average notional value - sell protection	$6,718,750	—	—	$1,800,000
Interest rate swaps:
Average number of contracts - pays fixed rate	4	7	1	5
Average number of contracts - receives fixed rate	1	7	—	1
Average notional value - pays fixed rate	$29,168,750	$233,387,500	$63,625,000	$26,239,000
Average notional value - receives fixed rate	$725,000	$172,900,000	—	$1,400,000
Total return swaps:
Average number of contracts	—	17	—	—
Average notional value	—	$7,481,250	—	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement

58	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Notes to Financial Statements (continued)

and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the

Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At March 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

Series C	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$32,852	$32,318
Options[1]	1,497,629	937,270
Swaps-Centrally cleared	798	—
Swaps-OTC[2]	212,380	311,433

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,743,659	1,281,021

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(33,650)	(32,318)

Total derivative assets and liabilities subject to an MNA	$1,710,009	$1,248,703

Series M
Derivative Financial Instruments:
Financial futures contracts	$11,272	$9,375
Options[1]	45,725	25,188
Swaps-Centrally cleared	—	10,744
Swaps-OTC[2]	296,598	33,934

Total derivative assets and liabilities in the Statements of Assets and Liabilities	353,595	79,241

Derivatives not subject to an MNA	(56,997)	(45,307)

Total derivative assets and liabilities subject to an MNA	$296,598	$33,934

Series P
Derivative Financial Instruments:
Financial futures contracts	$82,651	$27,649
Swaps-Centrally cleared	166,985	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	249,636	27,649

Derivatives not subject to an MNA	(249,636)	(27,649)

Total derivative assets and liabilities subject to an MNA	—	—

Series S
Derivative Financial Instruments:
Financial futures contracts	$22,679	$20,944
Options[1]	458,372	42,189
Swaps-Centrally cleared	—	15,214

Total derivative assets and liabilities in the Statements of Assets and Liabilities	481,051	78,347

Derivatives not subject to an MNA	(107,942)	(78,347)

Total derivative assets and liabilities subject to an MNA	$373,109	—

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	59

Notes to Financial Statements (continued)

The following tables present the Funds’ derivative assets and/or liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received and pledged by the Funds as of March 31, 2014:

Series C
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$19,579	$(6,841)	—	—	$12,738
Credit Suisse International	48,620	(48,620)	—	—	—
Credit Suisse Securities (USA) LLC	109	(109)	—	—	—
Deutsche Bank AG	452,462	(56,974)	—	$(100,000)	295,488
Goldman Sachs Bank USA	79,201	(78,386)	—	—	815
JPMorgan Chase Bank N.A.	1,091,125	(938,540)	—	—	152,585
Morgan Stanley Capital Services LLC	10,313	(7,140)	—	—	3,173
Royal Bank of Scotland PLC	8,600	—	—	—	8,600

Total	$1,710,009	$(1,136,610)	—	$(100,000)	$473,399

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$6,841	$(6,841)	—	—	—
Credit Suisse International	153,488	(48,620)	—	—	$104,868
Credit Suisse Securities (USA) LLC	7,334	(109)	—	—	7,225
Deutsche Bank AG	56,974	(56,974)	—	—	—
Goldman Sachs Bank USA	78,386	(78,386)	—	—	—
JPMorgan Chase Bank N.A.	938,540	(938,540)	—	—	—
Morgan Stanley Capital Services LLC	7,140	(7,140)	—	—	—

Total	$1,248,703	$(1,136,610)	—	—	$112,093

Series M
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$265,621	$(3,043)	—	$(262,578)	—
Citibank N.A.	1,982	(1,982)	—	—	—
Credit Suisse International	16,422	(16,030)	—	—	$392
Deutsche Bank AG	2,011	(1,457)	—	—	554
Goldman Sachs Bank USA	9,150	(9,150)	—	—	—
JPMorgan Chase Bank N.A.	1,412	(1,008)	—	—	404

Total	$296,598	$(32,670)	—	$(262,578)	$1,350

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$3,043	$(3,043)	—	—	—
Citibank N.A.	2,813	(1,982)	—	—	$831
Credit Suisse International	16,030	(16,030)	—	—	—
Deutsche Bank AG	1,457	(1,457)	—	—	—
Goldman Sachs Bank USA	9,583	(9,150)	—	—	433
JPMorgan Chase Bank N.A.	1,008	(1,008)	—	—	—

Total	$33,934	$(32,670)	—	—	$1,264

Series S
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
BNP Paribas S.A.	$82,815	—	—	—	$82,815
Deutsche Bank AG	207,358	—	—	—	207,358
JPMorgan Chase Bank N.A.	82,936	—	—	—	82,936

Total	$373,109	—	—	—	$373,109

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

60	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of business. This agreement has no fixed term. Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts.

Each Fund has entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of Manager.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for Series C was $415,447.

6. Purchases and Sales:

Purchases and sales of investments, including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and U.S. government securities, for the year ended March 31, 2014 were as follows:

	Purchases	Sales
Series C	$111,962,857	$154,624,711
Series M	$6,372,072,115	$6,514,695,511
Series P	$62,670,866	$2,056,800
Series S	$507,154,652	$422,213,247

Purchases and sales of U.S. government securities for the year ended March 31, 2014, were as follows:

	Purchases	Sales
Series C	$37,321,460	$33,275,717
Series M	$41,967,466	$44,514,405
Series S	$213,565,270	$169,182,751

Purchases and sales of mortgage dollar rolls for the year ended March 31, 2014, were as follows:

	Purchases	Sales
Series M	$2,553,741,030	$2,557,813,177
Series S	$140,106,047	$140,429,726

Transactions in options written for the year ended March 31, 2014, were as follows:

	Series C
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	—	—	—	$7,000	$136,500
Options written	62	$87,950	$70,045	380	145,575	2,423,045
Options expired	—	(76,400)	(38,200)	(176)	—	(49,176)
Options closed	(62)	(11,550)	(31,845)	(204)	(62,775)	(1,071,839)

Outstanding options, end of year	—	—	—	—	$89,800	$1,438,530

	Series M
	Puts
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	124	$37,005
Options closed	(62)	(21,610)

Outstanding options, end of year	62	$15,395

	Series S
	Calls		Puts
	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	$6,500	$45,500	—	$6,500	$82,550
Options written	—	—	150	—	30,251
Options closed	(6,500)	(45,500)	—	(6,500)	(82,550)

Outstanding options, end of year	—	—	150	—	$30,251

7. Income Tax Information:

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of March 31, 2014 attributable to the accounting for swap agreements, a net operating loss, income recognized from a regulated investment company, net paydown losses and fees received on trade settlements were reclassified to the following accounts:

	Paid-in capital	Undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)
Series C	—	$(192,950)	$192,950
Series M	—	$1,143,291	$(1,143,291)
Series P	$(117,429)	$(847,172)	$964,601
Series S	—	$620,799	$(620,799)

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	61

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended March 31, 2014 and March 31, 2013 was as follows:

	Series C	Series M	Series S
Ordinary income
3/31/14	$14,022,130	$6,547,063	$6,055,042
3/31/13	$16,488,525	$16,214,111	$5,107,777
Long-term capital gain
3/31/14	5,063,534	258,487	244,617
3/31/13	—	18,110,431	618,132
Total
3/31/14	$19,085,664	$6,805,550	$6,299,659
3/31/13	$16,488,525	$34,324,542	$5,725,909

As of March 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	Series C	Series M	Series P	Series S
Undistributed ordinary income	$296,041	$202,006	—	—
Undistributed long-term capital gains	1,797,389	—	—	—
Capital loss carryforwards	—	(4,524,257)	$(607,704)	$(29,640)
Net unrealized gains (losses)[1]	16,225,110	1,147,378	(607,053)	(468,598)
Qualified late year losses[2]	—	—	(105,769)	—

Total	$18,318,540	$(3,174,873)	$(1,320,526)	$(498,238)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and options contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending March 31, 2015.

As of March 31, 2014, Series M, P and S had capital loss carryforward available to offset future realized capital gains of $4,524,257, $607,704 and $29,640, respectively. These capital losses have no expiration date.

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Series C	Series M	Series P	Series S
Tax cost	$320,840,336	$663,776,171	$62,474,107	$319,530,572

Gross unrealized appreciation	$18,072,307	$4,895,090	$10,976	$1,955,521
Gross unrealized depreciation	(2,284,438)	(4,053,868)	—	(2,342,984)

Net unrealized appreciation (depreciation)	$15,787,869	$841,222	$10,976	$(387,463)

8. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended March 31, 2014.

For the year ended March 31, 2014, the average amount of transactions considered borrowings, which include reverse repurchase agreements and treasury roll transactions, and the daily weighted average interest rate for Series C were $20,896,518 and 0.25%, respectively.

For the year ended March 31, 2014, the average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate for Series S were $49,674,009 and 0.31%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

62	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Notes to Financial Statements (concluded)

The Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Series M and Series S invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities,can affect the value,income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

Series C	Year Ended March 31, 2014	Year Ended March 31, 2013
Shares sold	6,187,280	11,852,998
Shares redeemed	(9,836,652)	(10,666,893)

Net increase (decrease)	(3,649,372)	1,186,105

Series M
Shares sold	15,996,845	6,085,681
Shares redeemed	(9,086,329)	(9,252,533)

Net increase (decrease)	6,910,516	(3,166,852)

Series P		Period March 20, 2013[1] to March 31, 2013
Shares sold	26,553,021	758,7342
Shares redeemed	(1,734,292)	—

Net increase	24,818,729	758,734

Series S		Year Ended March 31, 2013
Shares sold	15,771,940	7,368,708
Shares redeemed	(7,186,703)	(5,787,678)

Net increase	8,585,237	1,581,030

[1]	Commencement of operations.

[2]	At March 31, 2013, 25,000 shares of Series P were owned by affiliates.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Allocation Target Shares and Shareholders of BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio:

We have audited the accompanying statements of assets and liabilities of the BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio (collectively, the “Portfolios”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the statement of cash flows for BlackRock Allocation Target Shares: Series S Portfolio for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and cash flows for BlackRock Allocation Target Shares: Series S Portfolio the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 28, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the fiscal year ended March 31, 2014:

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
	April 2013 - December 2013	January 2014 - March 2014
Series C	76.29%	76.29%
Series M	100.00%	67.38%
Series S	78.57%	81.22%

Federal Obligation Interest [2]
April 2013 - March 2014
Series C	0.79%
Series M	2.26%
Series S	3.59%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.

Additionally, Series C, Series M and Series S distributed long-term capital gains of $0.057484, $0.008807 and $0.015383, respectively, per share to shareholders of record on July 17, 2013. Series C distributed long-term capital gains of $0.106269 per share to shareholders of record on December 16, 2013, as well.

64	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 96 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 96 Portfolios	Actavis, plc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investment company) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 96 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 96 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 96 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 96 Portfolios	None

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	65

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 96 Portfolios	None

[1]     Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 96 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

66	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014	67

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2014

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$39,588	$38,363	$0	$0	$15,100	$15,100	$0	$0
Series M Portfolio	$35,638	$34,763	$0	$0	$15,100	$15,100	$0	$0
Series P Portfolio	$38,100	$38,100	$0	$0	$15,100	$15,100	$0	$0
Series S Portfolio	$39,588	$38,363	$0	$0	$15,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$15,100	$15,100
Series M Portfolio	$15,100	$15,100
Series P Portfolio	$15,100	$15,100
Series S Portfolio	$15,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	May 29, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date:	May 29, 2014